UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

FORETHOUGHT VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each, a “Portfolio”, and together, the “Portfolios”)

October [ ], 2020

Dear Contract Owner:

You are cordially invited to attend a special shareholder meeting of the Portfolios named above that is scheduled for November 23, 2020 (the “Special Meeting”). The Special Meeting will be conducted as a virtual meeting hosted by means of a live webcast. The Board of Trustees of the Trust (the “Board”) has implemented a virtual meeting format to address concerns regarding the spread of COVID-19. Contract owners will be able to listen, instruct their vote, and submit questions from their home or any location with internet connectivity. You or your proxyholder will be able to attend the Special Meeting online by visiting [WEBSITE] and using a control number assigned by Computershare Fund Services. To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Special Meeting and Proxy Statement that follow.

As you may be aware, on July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, “KKR”) and Global Atlantic Financial Group Limited (together with its subsidiaries, “Global Atlantic”) announced a strategic transaction whereby KKR will acquire Global Atlantic (the “Transaction”). Global Atlantic Investment Advisors, LLC (the “Adviser”) is an indirect, wholly-owned subsidiary of Global Atlantic. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of: (i) the investment advisory agreement between the Adviser and Forethought Variable Insurance Trust (the “Trust”) on behalf of each Portfolio; and (ii) the sub-advisory agreements between the Adviser, the sub-advisers and the Trust on behalf of each applicable Portfolio.

Accordingly, in the attached Proxy Statement, you are being asked to instruct Commonwealth Annuity and Life Insurance Company (“CWA”) to vote to approve new investment advisory and sub-advisory agreements, as well as other proposals applicable to the Portfolios. You will be asked to consider the approval of: (i) a new investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio; (ii) new sub-advisory agreements between the Adviser, either BlackRock Investment Management, LLC (“BlackRock”) or Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust on behalf of each applicable Portfolio; (iii) reliance on a “manager of managers” order whereby the Board and the Adviser would be authorized to enter into and materially amend sub-advisory agreements with unaffiliated and wholly-owned sub-advisers (defined below) without contract owner approval, subject to certain conditions; and (iv) the election of one Trustee of the Trust.

On September 22, 2020, the Board, upon the recommendation of the Adviser, considered and approved each of the above mentioned proposals and approved the submission of each proposal to contract owners for approval.

The Board recommends that you vote “For” the proposals as described in the enclosed Proxy Statement.

Please read the Proxy Statement and consider it carefully before providing your voting instruction. We appreciate your participation and prompt response in this matter.

If you have any questions about the Special Meeting, please feel free to call (800) 533-7881.

Sincerely,

Robert M. Arena, Jr.

President

Forethought Variable Insurance Trust

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NOTICE OF A SPECIAL MEETING

OF THE SHAREHOLDERS OF

FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each, a “ Portfolio”, and together, the “Portfolios”)

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of the Portfolios, each a series of Forethought Variable Insurance Trust (the “Trust”), will be held virtually on November 23, 2020, at [9:30 a.m.] (Eastern time), by means of a live webcast, for the following purposes:

Proposals

1.	To consider and vote on a new investment advisory agreement between the Trust on behalf of each Portfolio and Global Atlantic Investment Advisers, LLC (the “Adviser”), each Portfolio’s current investment adviser.

2.	To consider and vote on a new investment sub-advisory agreement between the Adviser, BlackRock Investment Management, LLC (“BlackRock”) and the Trust on behalf of each of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, and Global Atlantic BlackRock High Yield Portfolio (collectively, the “BlackRock Portfolios”).

3.	To consider and vote on a new investment sub-advisory agreement between the Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust on behalf of each of Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (collectively, the “GSAM Portfolios”).

4.	To approve the Portfolios’ reliance on a “manager of managers” order whereby the Board and the Adviser would be authorized to enter into and materially amend sub-advisory agreements with unaffiliated and wholly-owned sub-advisers (defined below) without contract owner approval, subject to certain conditions.

5.	To elect April Galda as Trustee of the Trust.

6.	To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Only shareholders of record at the close of business on September 23, 2020 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof. Owners of variable annuity and variable life insurance contracts (“Contract Owners”) having a beneficial interest in the Portfolios on the record date are entitled to provide voting instructions to Commonwealth Annuity and Life Insurance Company (“CWA”).

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CWA offers variable annuity and variable life insurance contracts (each a “Contract”) through its separate account (the “Separate Account”), registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). You are a holder of at least one such Contract. The Separate Account is segmented into subaccounts (“Subaccounts”), each of which invests in an underlying open-end investment management company or a series thereof. This enclosed proxy statement (“Proxy Statement”) relates solely to the Portfolios, which are series of the Trust and which underlie certain Subaccounts offered under your Contract.

To assist you, a voting instruction card is enclosed. In addition, a Proxy Statement describing the matters to be voted on at the Special Meeting or any adjournment(s) thereof is attached to this Notice. The Proxy Statement is being used to solicit voting instructions from Contract Owners.

We realize that you may not be able to attend the Special Meeting, however, we do need your vote. Whether or not you plan to attend the Special Meeting, please promptly complete, sign, and return the voting instruction card included with this Proxy Statement in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement. Voting Instructions must be received by [9:30 a.m.], Eastern Time on November 23, 2020. If you decide to attend the Special Meeting, you may revoke your prior voting instructions and instruct CWA to vote during the live webcast. The number of shares of the applicable Portfolio attributable to you will be voted in accordance with your voting instruction card.

The date of the first mailing of the voting instruction card and this Proxy Statement to shareholders and to the corresponding Contract Owners will be on or about October [ ], 2020. If you have any questions about the Special Meeting, please feel free to call us toll free at (800) 533-7881.

The Board recommends that you vote FOR the proposals.

It is important for you to vote on the proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on the proposals.

By Order of the Board of Trustees of the Trust

Sarah M. Patterson

Secretary

[ ], 2020

Important notice regarding the availability of proxy materials for the Special Meeting of Shareholders to be held on November 23, 2020: this Notice of Special Meeting of Shareholders, Proxy Statement, Summary Prospectus and the form of voting instruction card are available on the Internet at [http://connect.rightprospectus.com/globalatlanticportfolios].

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PROXY STATEMENT

October [ ], 2020

TABLE OF CONTENTS

INTRODUCTION	1

BACKGROUND	1

APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS	3

APPROVAL OF RELIANCE ON THE “MANAGER OF MANAGERS” ORDER	[10]

ELECTION OF TRUSTEE	[12]

GENERAL INFORMATION ABOUT THIS PROXY	[20]

EXHIBIT A – FORM OF INVESTMENT ADVISORY AGREEMENT	A-1

EXHIBIT B – FORMS OF SUB-ADVISORY AGREEMENTS	B-1

EXHIBIT C – NOMINATING AND GOVERNANCE COMMITTEE CHARTER	C-1

FORETHOUGHT VARIABLE INSURANCE TRUST

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each, a “Portfolio”, and together, the “Portfolios”)

PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 23, 2020

INTRODUCTION

This proxy statement (“Proxy Statement”) relates to a Special Meeting of shareholders (the “Special Meeting”) of the Portfolios, each a series of Forethought Variable Insurance Trust (the “Trust”), to be held virtually on November 23, 2020 by means of a live webcast. As more fully described in this Proxy Statement, the purpose of the Special Meeting is for shareholders to consider and to vote on: (i) a new investment advisory agreement between Global Atlantic Investment Advisors, LLC (the “Adviser”) and the Trust on behalf of each Portfolio; (ii) new sub-advisory agreements between the Adviser, either BlackRock Investment Management, LLC (“BlackRock”) or Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust on behalf of each applicable Portfolio; (iii) reliance on a “manager of managers” order whereby the Board and the Adviser would be authorized to enter into and materially amend sub-advisory agreements with unaffiliated and wholly-owned sub-advisers (defined below) without contract owner approval, subject to certain conditions; and (iv) the election of one Trustee of the Trust (each, a “Proposal” and collectively, the “Proposals”). The solicitation of voting instructions is made by the mailing of this Proxy Statement and the accompanying voting instruction cards on or about October [ ], 2020.

YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY AND REVIEW THE ACCOMPANYING EXHIBITS.

BACKGROUND

The Portfolios are investment options under certain variable annuity and variable life insurance contracts (“Contracts”) issued by Commonwealth Annuity and Life Insurance Company (“CWA”), a Massachusetts insurance company located at 20 Guest Street, Brighton, Massachusetts 02135. Contract owners who select a Portfolio for investment through a CWA Contract (“Contract Owners”) have a beneficial interest in the applicable Portfolio, but do not directly hold shares of the Portfolio. CWA, which uses the Portfolios as funding vehicles, is the shareholder of record of the Portfolios and, as the legal owner of each Portfolio’s shares, has sole voting and investment power with respect to the shares, but passes through any voting rights to Contract Owners. Accordingly, for ease of reference throughout this Proxy Statement, Contract Owners also may be referred to as “shareholders.”

Upon the recommendation of the Adviser, the Trust’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), considered and approved each of the above mentioned proposals and authorized sending a proxy statement to shareholders/Contract Owners of the Portfolios to solicit approval of the proposals.

The Portfolios’ most recent annual and semi-annual reports have previously been mailed to Contract Owners. The Trust will promptly furnish the Portfolios’ most recent annual and semi-annual reports to any Contract Owner upon request, without charge. Contract Owners may request the Portfolios’ most recent annual and semi-annual reports by writing to Global Atlantic Portfolios, c/o Forethought Variable Insurance Trust, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204 or by calling the Portfolios (toll-free) at 1-877-355-1820. The Portfolios’ annual and semi-annual reports are also available free of charge on the Portfolios’ website at http://connect.rightprospectus.com/globalatlanticportfolios.

The Board recommends that Contract Owners of each Portfolio approve the ProposalS, as APPLICABLE.

APPROVAL OF NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Introduction

The Adviser serves as investment adviser to the Portfolios pursuant to an investment advisory agreement with the Trust on behalf of each Portfolio dated January 2, 2014 (“Current Advisory Agreement”). The Adviser has in turn entered into: (i) a sub-advisory agreement dated October 17, 2017 with BlackRock and the Trust on behalf of each of Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, and Global Atlantic BlackRock High Yield Portfolio (collectively, the “BlackRock Portfolios”) (“Current BlackRock Sub-Advisory Agreement”); and (ii) a sub-advisory agreement dated April 7, 2015 with GSAM and the Trust on behalf of each of Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (collectively, the “GSAM Portfolios”) (“Current GSAM Sub-Advisory Agreement” and together with the Current BlackRock Sub-Advisory Agreement, “Current Sub-Advisory Agreements”). BlackRock currently acts as sub-adviser to the BlackRock Portfolios. GSAM currently acts as sub-adviser to the GSAM Portfolios.

On July 8, 2020, KKR & Co. Inc. (together with its subsidiaries, “KKR”) and Global Atlantic Financial Group Limited (together with its subsidiaries, “Global Atlantic”) announced a strategic transaction whereby KKR will acquire Global Atlantic (“Transaction”). The Adviser is an indirect, wholly-owned subsidiary of Global Atlantic. The Transaction is expected to close in the first quarter of 2021, subject to receipt of regulatory approvals and satisfaction of other closing conditions. Following the Transaction, the Adviser will continue to operate as a separate organization under its own governance structure managed by its current executives with no anticipated material changes to personnel as a result of the Transaction or approval of the New Agreements (as defined below) (although such changes may occur in the normal course of business).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction will result in the automatic termination of the Current Advisory Agreement and Current Sub-Advisory Agreements (“Current Agreements”). In anticipation of the Transaction, shareholders are being asked to approve a new advisory agreement between the Adviser and the Trust on behalf of each Portfolio (“New Advisory Agreement”), a new sub-advisory agreement between the Adviser, BlackRock and Trust on behalf of each applicable Portfolio and a new sub-advisory agreement between the Adviser, GSAM and the Trust on behalf of each applicable Portfolio (“New Sub-Advisory Agreements”), which, if approved by shareholders, will become effective as of the closing of the Transaction. Copies of the form of New Advisory Agreement and New Sub-Advisory Agreements (“New Agreements”) are included as Exhibit A and Exhibit B, respectively, to this Proxy Statement. The material terms of the new agreements are described below.

The terms of the New Agreements are the same in all material respects as the terms of the Current Agreements, with the exception of the date of the agreements and effectiveness. The New Agreements do not change any Portfolio’s investment objective(s) nor do they change any Portfolio’s advisory fee rate or total expense ratio. It is not expected that there will be any change in the personnel currently responsible for managing the Portfolios as a result of the Transaction or approval of the New Agreements (although such changes may occur in the normal course of business).

The New Agreements have been approved by the Trust’s Board, and the Board recommends that you vote FOR the New Agreements.

Description of the Current Agreements and the New Agreements

The Current Agreements and the New Agreements (collectively, “Agreements”) are the same in all material respects, except for the dates of execution and effectiveness. Non-material amendments to the Agreements are also being made in order to remove the contractual provision related to in-person Board approval and to clarify that the terms therein should be interpreted in accordance with the 1940 Act and SEC staff orders or no-action letters that may be in effect from time to time. The fees payable by the Trust to the Adviser are identical under the Current Advisory Agreement and the New Advisory Agreement, and the fees payable by the Adviser to each of BlackRock and GSAM, as applicable, are identical under the Current Sub-Advisory Agreements and the New Sub-Advisory Agreements, as applicable. A form of the proposed New Advisory Agreement is included as Exhibit A to this Proxy Statement, and a form of the proposed New Sub-Advisory Agreements is included as Exhibit B to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Exhibit A and Exhibit B, respectively.

Advisory and Other Services. The investment management services to be provided by the Adviser to the Portfolios under the New Advisory Agreement are identical to those provided under the Current Advisory Agreement. Likewise, the investment management services to be provided by BlackRock or GSAM, as applicable, under the New Sub-Advisory Agreements are identical to those provided under the Current Sub-Advisory Agreements. The Adviser is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, including establishing and recommending modifications to each Portfolio’s investment objective, strategies, policies and restrictions. The Adviser may engage one or more sub-advisers to directly select securities or other instruments in which the Portfolios invest. The Adviser is responsible for providing certain information for the preparation of registration statements, reports, and other documents required by federal and state securities laws. The Adviser will discharge its responsibilities subject to the general supervision of the Board and in a manner consistent with each Portfolio’s investment objectives, policies and limitations.

BlackRock and GSAM, with respect to the Portfolios each sub-advises, and subject to the Adviser’s supervision and oversight, regularly provide the Portfolios with investment advice and investment management services concerning the investments of the Portfolios. Consistent with the Current Sub-Advisory Agreements, under the New Sub-Advisory Agreements, BlackRock and GSAM will determine what securities or instruments shall be purchased, held or sold by a Portfolio and what portion of a Portfolio’s assets shall be held uninvested in cash and cash equivalents, subject always to the provisions of the 1940 Act, and to the Portfolio’s investment objective, policies and restrictions.

Duration and Termination. If approved by shareholders, the New Agreements will become effective upon the closing of the Transaction and will continue in effect as to each Portfolio for an initial two-year period. The New Agreements, like the Current Agreements, may then be renewed annually by the Board, including a majority of the Independent Trustees, in accordance with Section 15(c) of the 1940 Act.

The New Advisory Agreement, like the Current Advisory Agreement: (i) may be terminated at any time without the payment of any penalty either by vote of the Board or, as to any Portfolio, by vote of a majority of such Portfolio’s outstanding voting securities upon 60 days’ written notice; and (ii) will immediately terminate in the event of its assignment. In addition to termination upon assignment, the New Sub-Advisory Agreements, like the Current Sub-Advisory Agreements may be terminated at any time without penalty: (i) either by a vote of the Board or, as to any Portfolio, by vote of a majority of such Portfolio’s outstanding voting securities, upon 60 days’ written notice to BlackRock or GSAM, as applicable; (ii) by the Adviser upon 60 days’ written notice to BlackRock or GSAM, as applicable; or (iii) by BlackRock upon 60 days’, and by GSAM upon 120 days’, as applicable, written notice to the Trust or the Adviser.

Compensation. The New Agreements entitle the Adviser, BlackRock or GSAM, as applicable, to be compensated in the same manner and amount as under the Current Agreements. The Current Advisory Agreement and the New Advisory Agreement both provide that the Adviser is entitled to an annual fee computed daily and paid monthly calculated as a percentage of the Portfolios’ average daily net assets. The contractual fee schedule in the New Advisory Agreement, which is identical to the contractual fee schedule in the Current Advisory Agreement, is included in Exhibit A.

BlackRock and GSAM are compensated by the Adviser directly, and not by the Portfolios. The Current Sub-Advisory Agreements and the New Sub-Advisory Agreements both provide that BlackRock or GSAM, as applicable, is entitled to an annual fee computed daily and paid monthly calculated as a percentage of the applicable Portfolios’ average daily net assets. The contractual fee schedules in the New Sub-Advisory Agreements, which are identical to the contractual fee schedules in the Current Sub-Advisory Agreements, are included in Exhibit B. The New Agreements do not change any Portfolio’s advisory fee rate.

Indemnification. The New Agreements, like the Current Agreements, provide that the Adviser, BlackRock or GSAM, as applicable, shall not be liable for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Other Information Regarding the Current Agreements. During the fiscal year ended December 31, 2019, the fees paid to the Adviser under the Current Advisory Agreement amounted to $7,280,397 net of reimbursements and/or waivers. The Adviser has served as investment adviser to the Portfolios since November 1, 2017. During the fiscal year ended December 31, 2019, the fees paid by the Adviser to BlackRock under the Current BlackRock Sub-Advisory Agreement amounted to $2,758,534. During the fiscal year ended December 31, 2019, the fees paid by the Adviser to GSAM under the Current GSAM Sub-Advisory Agreement amounted to $719,412. BlackRock and GSAM have served as sub-adviser to the BlackRock Portfolios and GSAM Portfolios, respectively, since November 1, 2017.

The Current Advisory Agreement was approved by shareholders on November 1, 2017 and was most recently renewed by the Board on September 22, 2020. The Current Sub-Advisory Agreements were approved by shareholders on November 1, 2017 and were most recently renewed by the Board on September 22, 2020.

Interim Agreements under Rule 15a-4

The Board has also approved an interim advisory agreement between the Adviser and the Trust on behalf of each Portfolio (“Interim Advisory Agreement”) and interim sub-advisory agreements between the Adviser, either BlackRock or GSAM, and the Trust on behalf of each applicable Portfolio (“Interim Sub-Advisory Agreements” and, collectively with the Interim Advisory Agreement, “Interim Agreements”), as permitted by Rule 15a-4 under the 1940 Act. The Interim Agreements would only take effect if the Transaction closes before the New Agreements are approved by shareholders. In the event that the Transaction closes before the New Agreements are approved by shareholders, the Interim Agreements would allow the Adviser, BlackRock and GSAM to continue managing the applicable Portfolios for up to 150 days. Except for the provisions required under Rule 15a-4, the terms of the Interim Agreements are identical in all material respects to those of the Current Agreements. Additionally, the fees to be charged under the Interim Agreements are identical to the fees charged under the Current Agreements (and to be charged under the New Agreements), however, any fees accrued under the Interim Agreements will be held in escrow until shareholder approval of the New Agreements is obtained.

Considerations under the Investment Company Act of 1940

At a meeting held on September 22, 2020, the Board of Trustees, including all of the Independent Trustees, unanimously voted to renew the Current Agreements, and unanimously voted to approve, and to recommend that shareholders approve, the New Agreements. Prior to the meeting, the Independent Trustees requested, received and reviewed written responses from the Adviser, KKR, BlackRock and GSAM (together, BlackRock and GSAM are the “Sub-Advisers”) to questions posed by independent counsel (“Independent Counsel”), on behalf of the Trustees. The Independent Trustees also received a memorandum from Independent Counsel describing the legal standards for their consideration of the approval of the New Agreements and met in executive session with Independent Counsel present prior to voting on the New Agreements.

To discuss and review the materials relating to the New Agreements in advance of the September 22, 2020 meeting, the Independent Trustees met on September 14, 2020 with Independent Counsel, with representatives of the Adviser in attendance, and counsel to the Trust participating.

Nature, Extent, and Quality of Services. The Trustees noted that in connection with the annual renewal of the Current Agreements, they were generally satisfied with the nature, extent and quality of the services provided by the Adviser and Sub-Advisers. The Trustees considered that the Transaction will not result in any changes to the nature, extent and quality of services provided by the Adviser or Sub-Advisers. The Trustees also considered that the Transaction will not result in any changes to the investment process or strategies employed in the management of the Portfolios or the personnel primarily responsible for such management.

Performance. The Trustees requested and reviewed information regarding the investment performance of the Portfolios over 1-year and since inception periods as compared to their respective benchmark indices and peer groups.

The Trustees noted that in connection with the annual renewal of the Current Agreements, they were generally satisfied with the Adviser's and Sub-Advisers’ investment performance. The Trustees considered that the investment process and strategies employed in the management of the Portfolios will be the same both before and after the Transaction.

Fees and Expenses. The Trustees reviewed the Portfolios’ fees and expenses, including the fees paid to the Adviser and Sub-Advisers. The Trustees noted that in connection with the annual renewal of the Current Agreements, they concluded that the advisory fee charged to each Portfolio and the sub-advisory fee paid by the Adviser to BlackRock or GSAM, as applicable, were not unreasonable in light of the services provided to each respective Portfolio. The Trustees considered that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Current Agreement.

Profitability. The Trustees noted that in connection with the annual renewal of the Current Agreements, they had: (i) concluded that the profitability levels for the Adviser were not excessive; and (ii) considered that the sub-advisory fees were negotiated by the Adviser at arm's length. The Trustees noted that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Current Agreement. The Trustees also noted that they would continue to monitor the Adviser’s profitability in the future.

Economies of Scale. The Trustees noted that in connection with the annual renewal of the Current Agreements, they had concluded that they were satisfied with the extent to which economies of scale, if any, would be shared for the benefit of each Portfolio’s shareholders. The Trustees noted that the fees to be paid under each New Agreement are identical to the fees paid under each corresponding Current Agreement. The Trustees also noted that they would continue to monitor each Portfolio’s growth and consider any additional opportunities to realize benefits from economies of scale for shareholders in the future.

Other Benefits. The Trustees noted that they had considered other benefits to the Adviser or Sub-Advisers and their respective affiliates from their relationships with the applicable Portfolios in connection with the annual renewal of the Current Agreements and that they would continue to consider these benefits in connection with future annual renewals of the New Agreements.

The Transaction. The Trustees requested and reviewed specific information regarding KKR and the Transaction. The Trustees noted that, following the Transaction: (i) the Adviser and its parent company, Global Atlantic, are expected to continue operating as a separate business; (ii) the Adviser is expected to continue managing its day-to-day operations under the leadership of its current executives and investment teams; and (iii) no other material changes to the Adviser’s management or operations are anticipated. The Trustees considered KKR’s business experience and market knowledge. The Trustees also considered that the Transaction has the potential to benefit the Portfolios in the future through increased asset growth and opportunities for cost efficiency.

Conclusion. Having requested and received such information as the Trustees believed to be reasonably necessary to evaluate the terms of the New Agreements, and as assisted by the advice of counsel, the Trustees unanimously concluded that approving the New Agreements was in the best interests of each Portfolio and its shareholders. The Trustees noted that, in considering the New Agreements, they did not identify any one factor as all important and each Trustee may have afforded different weight to the various factors.

Information About the Adviser, BlackRock, and GSAM

Global Atlantic Investment Advisors, LLC

Global Atlantic Investment Advisors, LLC, located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204, is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”). The Adviser had $3.5 billion in assets under management as of June 30, 2020. The Adviser is a wholly-owned subsidiary of Global Atlantic (Fin) Company. Global Atlantic (Fin) Company is currently an indirect, wholly-owned subsidiary of Global Atlantic Financial Group Limited. Following the Transaction, as noted above, the Adviser is expected to be indirectly majority-owned by KKR. It is expected that other investors will hold minority interests.

The principal executive officers and member of the Adviser, as of the date of this document, are set forth below. The business address of Mr. Todd is 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. The business address of Mr. Arena is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, Connecticut 06103. The business address for Ms. Nelson is 100 2nd Street NE, Minneapolis, Minnesota 55413. The business address for Mr. Capalbo is 20 Guest Street, Brighton, Massachusetts 02135. The business address of Global Atlantic (Fin) Company is 4 World Trade Center, 51st Floor, 150 Greenwich Street, New York, New York 10007.

Name	Position(s) with the Adviser[1]
Eric Todd	Elected Manager, President
Robert Arena	Elected Manager
Paula Nelson	Elected Manager
David Capalbo	Chief Compliance Officer
Global Atlantic (Fin) Company	Member

[1]	None of the principal executive officers of the Adviser listed above have other principal employment other than his or her respective position(s) with the Adviser and its affiliates.

The Adviser does not act as an investment adviser or sub-adviser to any other registered investment company with investment objectives and strategies substantially similar to the Portfolios.

BlackRock Investment Management, LLC

BlackRock, located at 1 University Square, Princeton, New Jersey 08536, is a registered investment advisor with the SEC and a commodity pool operator registered with the CFTC. BlackRock and its affiliates had approximately $7.3 trillion in assets under management as of June 30, 2020. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock is paid by the Adviser, not the Portfolios.

The principal executive officers and sole member of BlackRock, as of the date of this document, are set forth below. The business address of each person is 1 University Square, Princeton, New Jersey 08536.

Name	Position(s) with BlackRock[1]
Laurence Fink	Chief Executive Officer
Robert Kapito	President
Gary Shedlin	Chief Financial Officer
Robert Goldstein	Chief Operating Officer
Charles Park	Chief Compliance Officer
Christopher Meade	General Counsel and Chief Legal Officer
Trident Merger, LLC	Sole Member

[1]	None of the principal executive officers of the Adviser listed above have other principal employment other than his or her respective position(s) with the Adviser and its affiliates.

The following table sets forth information concerning other registered investment companies managed by BlackRock with investment objectives or strategies substantially similar to the BlackRock Portfolios:

Fund	Net Assets as of July 30, 2020	Fee Rate (As a % of Average Daily Net Assets)
Confidential Subadvised Fund#1	$205 million	0.265%
Confidential Subadvised Fund#2	$27.8 million	0.35%
Confidential Subadvised Fund#3	$109 million	0.20%

Fund	Net Assets as of July 30, 2020	Fee Rate (As a % of Average Daily Net Assets)
Confidential Subadvised Fund#4	$288.8 million	0.20%
Confidential Subadvised Fund#5	$396.2 million	0.20%
BlackRock Advantage International Fund*	$915.6 million	0.45%
BlackRock Advantage Large Cap Growth Fund*	$885.9 million	0.57%
BlackRock Advantage Large Cap Value V.I. Fund of BlackRock Variable Series*	$79.6 million	0.75%
BlackRock Advantage Large Cap Value Portfolio of BlackRock Series Fund Inc.*	$497.9 million	0.49%
BlackRock Advantage Small Cap Core Fund*	$1.46 billion	0.45%
BlackRock Advantage Large Cap Core Portfolio of BlackRock Series Fund Inc.*	$181.6 million	0.43%
BlackRock Advantage Large Cap Core V.I. Fund of BlackRock Variable Series*	$459.8 million	0.46%

* BlackRock has agreed to waive a portion of its management fee with respect to the fund.

Goldman Sachs Asset Management, L.P

GSAM, a registered investment adviser, is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., with its principal office located at 200 West Street, New York, New York 10282. As of June 30, 2020, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $1.888 trillion. GSAM is paid by the Adviser, not the Portfolios.

The principal executive officers, directors and partners of GSAM, as of the date of this document, are set forth below. The business address of each person is 200 West Street, New York, New York 10282.

Name	Position(s) with GSAM[1]
Ellen Porges	Chief Legal Officer
Timothy O’Neill	Co-Chief Executive Officer
Judith Shandling	Chief Compliance Officer
Eric Lane	Co-Chief Executive Officer
Jacqueline Arthur	Chief Operating Officer
GSAM Holdings LLC	General Partner
GSAM Holdings II LLC	Limited Partner

[1]	None of the principal executive officers of the Adviser listed above have other principal employment other than his or her respective position(s) with the Adviser and its affiliates.

The following table sets forth information concerning other registered investment companies managed by GSAM with investment objectives or strategies substantially similar to the GSAM Portfolios:

Fund	Net Assets as of June 30, 2020	Fee Rate (As a % of Average Daily Net Assets)
Goldman Sachs Core Fixed Income Fund*	$1.64 billion	0.40% on first $1 billion 0.36% on next $1 billion 0.34% on next $3 billion 0.33% on next $3 billion 0.32% over $8 billion
Goldman Sachs Large Cap Growth Insights Fund – Representative subadvised account	$608.8 million	0.19% on first $500 million 0.16% on next $500 million 0.15% over $1 billion
Goldman Sachs Mid Cap Value Insights Fund – Representative subadvised account	$578.4 million	0.38% on first $100 million 0.34% on next $600 million 0.30% over $700 million

* GSAM has agreed to waive a portion of its management fee in order to achieve a specified effective net management fee rate.

Additional Information About the Portfolios’ Other Service Providers:

Global Atlantic Distributors, LLC (“GAD”) is the distributor for the shares of the Portfolios. GAD is a registered broker-dealer and member of FINRA. Shares of the Portfolios are offered on a continuous basis.

The Bank of New York Mellon (“BNYM”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Portfolios’ custodian and administrator.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE NEW ADVISORY AND SUB-ADVISORY AGREEMENTS.

APPROVAL OF RELIANCE ON THE “MANAGER OF MANAGERS” ORDER

Introduction

On October 22, 2013, the SEC issued an exemptive order that permits the Trust and the Adviser to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers and certain affiliated sub-advisers (i.e., sub-advisers that are direct or indirect wholly-owned subsidiaries of the Adviser or a sister company of the Adviser that is a direct or indirect wholly-owned subsidiary of the same company that directly or indirectly owns the Adviser) (“wholly-owned sub-advisers”) without shareholder approval, subject to certain conditions (the “Manager of Managers Order” or, the “Order”). The Trust and the Adviser currently rely on the Manager of Managers Order for other series of the Trust.

Shareholders of the Portfolios are being asked to approve the Portfolios’ reliance on the Manager of Managers Order because, with respect to the Portfolios, shareholder approval prior to reliance on the Order is required by the terms of the Order.

The Board, including the Independent Trustees, has approved, and recommends that shareholders approve, the reliance on the Manager of Managers Order for the Portfolios. See “Board Considerations” below. The Manager of Managers Order would be subject to Board oversight and conditions imposed by the SEC in an exemptive order. See “The Exemptive Order” below. The Board believes that reliance on the Manager of Managers Order is in the best interests of shareholders as it would permit the Portfolios to implement changes that the Adviser and the Board have determined are necessary or desirable without incurring the expense and delay associated with obtaining shareholder approval. See “Benefits of Reliance on the Manager of Managers Order” below. The Board, including a majority of the Independent Trustees, would be required to approve any sub-advisory agreement or material amendment to such an agreement.

The Exemptive Order

The Manager of Managers Order contains several conditions imposed by the SEC that are designed to protect the interests of shareholders. For example, within 90 days of hiring a new sub-adviser, a Portfolio must provide its shareholders with an information statement, or a notice of the availability of such information statement, that contains substantially the same information as a proxy statement. In addition, the Adviser must retain overall supervisory responsibility for the general management and investment of the Portfolios’ assets and, among other things, must implement procedures reasonably designed to ensure that the sub-advisers comply with the Portfolios’ investment objectives, policies and restrictions and review the sub-advisers’ performance.  The Manager of Managers Order also provides that a majority of a Portfolio’s Board must consist of Independent Trustees and the nomination of new or additional Independent Trustees must be at the discretion of the then-existing Independent Trustees. Any changes to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by a Portfolio would continue to require shareholder approval.

Benefits of Reliance on the Manager of Managers Order

The Board believes that the Portfolios’ reliance on the Manager of Managers Order is in the best interests of shareholders as it would permit the Portfolios to implement changes that the Adviser and the Board have determined are necessary or desirable without incurring the expense and delay associated with obtaining shareholder approval.

Currently, to enter into or materially amend a sub-advisory agreement, a Portfolio must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from shareholders. In addition, if a sub-adviser to a Portfolio is acquired or there is a change of control of a sub-adviser to a Portfolio that results in an “assignment” of the sub-advisory agreement, the Portfolio currently must seek shareholder approval of a new sub-advisory agreement, even when there will be no change in the persons managing the Portfolio. This process is time-consuming and costly, and some of the costs may be borne by the Portfolio. Without the delay inherent in holding a shareholder meeting, the Adviser and the Portfolio would be able to act more quickly to appoint a sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit the Portfolio.

If shareholders of a Portfolio do not approve reliance on the Manager of Managers Order, it will not be implemented and that Portfolio will continue to be required to obtain shareholder approval to enter into or materially amend sub-advisory agreements with unaffiliated and wholly-owned sub-advisers.

Evaluation by the Board of Trustees

At a meeting on September 22, 2020, the Board, including the Independent Trustees, unanimously approved, and determined to recommend that shareholders approve, the Portfolios’ reliance on the Manager of Managers Order for the Portfolios. In reaching its determination, the Board considered various factors, including: (i) the ability of the Board and the Adviser to enter into or materially change the terms of a sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser with less expense and more efficiency; (ii) that any increase in in the total management and advisory fees payable by a Portfolio would still require shareholder approval; (iii) that an unaffiliated sub-adviser or a wholly-owned sub-adviser could not be appointed, and no material change to the sub-advisory agreement with an unaffiliated sub-adviser or a wholly-owned sub-adviser could be made, without Board approval; and (iv) that the Adviser would remain responsible for monitoring an unaffiliated or wholly-owned sub-adviser’s compliance with a Portfolio’s investment objectives and investment strategies and reviewing the performance of the sub-adviser.

The Board determined that granting the Adviser (subject to review and approval by the Board) maximum flexibility to select unaffiliated and wholly-owned sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it would allow the Portfolios to operate more efficiently. In addition, the Board believes that it is appropriate to vest the selection of unaffiliated and wholly-owned sub-advisers in the Adviser (subject to review and approval by the Board) in light of the Adviser’s investment advisory expertise and experience in selecting sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to a Portfolio, it can access this expertise and experience of the Adviser in ways that can add value to the Portfolio and its shareholders.

Timing

If approved by shareholders, the Portfolios may rely on the Manager of Managers Order effective on the same date as the New Agreements.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE PORTFOLIOS’ RELIANCE ON THE MANAGER OF MANAGERS ORDER.

ELECTION OF TRUSTEE

Introduction

You are being asked to elect the following nominee to serve as a Trustee of the Trust: April Galda (the “Nominee”).  Ms. Galda has not previously been elected by shareholders of the Trust.

Ms. Galda has served (and currently serves) as an Interested Trustee of the Trust since originally appointed by the Board in 2018. Ms. Galda was unanimously approved by the Board, including the Independent Trustees, to stand for election. If elected by shareholders, Ms. Galda will hold office for an indefinite term. The Board would also have greater flexibility to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Information concerning Ms. Galda and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominee or may withhold from the proxies authority to vote his or her shares for the Nominee. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Special Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominee. The Nominee has consented to her nomination and has agreed to serve if elected. The Trust proposes the election by all of its shareholders of Ms. Galda to serve as a member of the Board.

The following table sets forth the names of the Nominee and other Trustees and their years of birth, term of office (including length of time served as a Trustee), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Global Atlantic family of funds that they oversee. Trustees who are deemed to be “interested persons” of the Trusts are referred to as “Interested Trustees.”

Trustees of the Trust

Trustee Nominee (Interested Trustee)

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
April Galda (1978) (2)	Trustee since 2018

Ms. Galda serves as Chief Culture Officer of Global Atlantic Financial Company (“GAFC”) (since 2019), as Managing Director of Commonwealth Annuity and Life Insurance Company (“CWA”), Forethought Life Insurance Company (“FLIC”), Accordia Life and Annuity Company (“Accordia”) and First Allmerica Financial Life Insurance Company (since 2018), and as Senior Vice President of Global Atlantic Financial Group Limited (“GAFGL”) and Global Atlantic Financial Life Limited (since 2017). Previously, Ms. Galda served as Co-Head of Operations of CWA, FLIC, Forethought National Life Insurance Company (“FNLIC”), Accordia and First Allmerica Financial Life Insurance Company (2019), as Managing Director — Head of Enterprise Operations (2018 — 2019), as Managing Director — Operations (2018 — 2019), as Managing Director (2015 — 2016) and as Director (2013 — 2015) of GAFC; as Director (2016 — 2019) and Senior Vice President (2013 — Feb. 2015 and Oct. 2015 — 2019) of Global Atlantic Financial Limited (formerly Commonwealth Re Midco Limited) (“GAFL”); as Director (2015 — 2019), Co-Chief Executive Officer (2015 — 2018) and Senior Vice President (2014 — 2015) of Global Atlantic Re Limited; as Managing Director of FNLIC (2018 — 2019); as Director of Global Atlantic (Fin) Company (2014 — 2015); and as Chief Operating Officer of Ariel Re (2012 — 2015).

			23	None

Current (Non-Nominee) Trustees

Independent Trustees

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Mark Garbin (1951)	Trustee since 2013. Mr. Garbin serves as Lead Independent Trustee.	Mr. Garbin serves as Managing Principal of Coherent Capital Management LLC (since 2007).	23	Mr. Garbin serves as Director of Carlyle Tactical Private Credit Fund (since 2018), Altegris KKR Commitments Fund (since 2014), Two Roads Shared Trust (since 2012),

Independent Trustees

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
				Northern Lights Fund Trust (since 2013), and Northern Lights Variable Trust (since 2013). Previously, Mr. Garbin served as Director of Oak Hill Advisors Mortgage Strategies Fund (Offshore) (2014 — 2017).

Mitchell E. Appel (1970)	Trustee since 2013	Mr. Appel serves as President of Value Line Funds (since 2008), as Chief Financial Officer (since 2008) and President (since 2009) of EULAV Securities LLC, and as President (since 2009) and Treasurer (since 2011) of EULAV Asset Management.	23	Mr. Appel serves as Director of Value Line Funds (since 2010) and EULAV Asset Management (since 2010).

Joseph E. Breslin (1953)	Trustee since 2013	Mr. Breslin serves as Senior Counsel of White Oak Global Advisors, LLC (since 2016) and has provided consultant services to investment managers (since 2009). Previously, Mr. Breslin served as Counsel of Commonfund (2014 — 2016).	23	Mr. Breslin serves as Director of Kinetics Mutual Funds, Inc. (since 2000), Kinetics Portfolios Trust (since 2000) and Northern Lights Fund Trust IV (since 2015). Previously, Mr. Breslin served as Director of BlueArc Multi-Strategy Fund (2014 — 2017) and Hatteras Trust (2004 — 2016).

Interested Trustee

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Robert M. Arena Jr. (1968)(3)	Trustee and President/Chief Executive Officer since 2013	Mr. Arena serves as President and Head of Life and Retirement of Ariel Re (Holdings) Limited, Global Atlantic Financial Life Limited (“GAFLL”), GAFGL and GAFL (since 2020); as Director, President and Head of Individual Markets of GAFC (since 2017, 2019 and 2019, respectively); as Director of GAFL (since 2019); as Director, President and Head of Life and Retirement of Global Atlantic (Fin) Company (since 2017, 2019 and 2017, respectively); as Director, Chairman and President of FLIC (since 2016); as Director, Chairman and President of CWA (since 2017, 2017 and 2018, respectively); as Director and Chief	23	None

Interested Trustee

Name and Year of Birth	Position/Term of Office(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Executive Officer of Accordia (since 2016 and 2017, respectively); as Manager and Chairman of Global Atlantic Investment Advisors, LLC (“GAIA”) (since 2016); and as Manager, Chairman and President of Global Atlantic Distributors, LLC (“GAD”) (since 2013); Previously, Mr. Arena has served as Co-President, Head of Life and Retirement of GAFGL, GAFL and GAFLL (2017 — 2020); as Co-President and Head of Life and Retirement of GAFC (2017 — 2019 and 2016 — 2019, respectively); as Co-President of Global Atlantic (Fin) Company (2017 — 2019); as Executive Vice President of CWA (2017 — 2018); as Executive Vice President of Forethought Financial Group, Inc. (“FFG”) (2013 — 2014); and as President of Forethought Annuity, FFG (2013 — 2015).

(1)	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
(2)	Ms. Galda is an interested person of the Trust because she is an officer of GAFC. Ms. Galda holds comparable positions with FLIC, CWA, and certain other companies affiliated with the Adviser.
(3)	Mr. Arena is an interested person of the Trust because he is an officer of GAFGL. Mr. Arena holds comparable positions with the Adviser, GAD, FLIC, CWA, and certain other companies affiliated with the Adviser.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including their: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Below is a brief description of the individual merits of each Trustee that contributed to the Board’s conclusion that the individual should serve on the Board.  No one factor is determinative in assessing a Trustee’s qualifications.

Independent Trustees

Mitchell E. Appel:  Mr. Appel has significant business experience in the financial services industry.  He has served in a variety of executive positions with asset management firms and serves as a director to other mutual funds.

Joseph E. Breslin:  Mr. Breslin is an attorney and consultant with significant experience as an investment management executive. He has served as the chief operating officer or general counsel of several registered investment advisers and serves on other fund boards.  The Board has determined that his qualifications and experience make him an “audit committee financial expert.”

Mark Garbin:  Mr. Garbin is an investment consultant with significant experience as a capital markets and asset management executive.  He has experience in valuation and risk management matters and serves on other mutual fund boards.

Interested Trustees

Robert M. Arena, Jr.: Mr. Arena has extensive experience in the financial services industry, including as an executive of the Adviser, its parent company and certain other affiliates. He has previously served in various senior management positions focused in the annuity and asset management businesses.

April Galda: Ms. Galda has significant business and operations experience in the financial services industry, including as an executive of the Adviser’s parent company and certain other affiliates.

The Board held five meetings during the fiscal year ended December 31, 2019. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during the year. The Trust does not hold an annual meeting of shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of shareholders.

The Board has established two standing committees to facilitate the Board’s oversight of the management of the Trust: the Audit Committee and the Nominating and Governance Committee. Each Committee is chaired by an Independent Trustee. The Board may establish other committees from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. Additional information regarding the Committees is included below.

Audit Committee

The Board has an Audit Committee that consists solely of Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  Joseph E. Breslin is Chairman of the Audit Committee.  During the past fiscal year, the Audit Committee held four meetings.

Nominating and Governance Committee

The Trust has a Nominating and Governance Committee, which is comprised of the Independent Trustees. Mitchell E. Appel serves as Chairman of the Committee. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.  The Nominating and Governance Committee generally will not consider shareholder nominees.  During the past fiscal year, the Nominating and Governance Committee held one meeting. The Nominating and Governance Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Nominating and Governance Committee evaluates the qualifications of candidates for Board membership. Without limiting the foregoing, the Nominating and Governance Committee considers, among other criteria, a candidate’s: (i) experience in business, financial or investment matters or in other fields of endeavor; (ii) reputation; (iii) ability to attend scheduled Board and committee meetings; (iv) general availability to attend to Board business on short notice; (v) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (vi) length of potential service; (vii) commitment to the representation of the interests of the Portfolios and their shareholders; (viii) commitment to maintaining and improving Trustee skills and education; and (ix) experience in corporate governance and best business practices.  In filling Board vacancies, the Nominating and Governance Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ prospectuses and should be directed to the attention of the Nominating and Governance Committee.

Board Risk Oversight

The Board is comprised of Mr. Arena and April Galda and three Independent Trustees with a standing independent Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Compensation of Trustees

Effective January 1, 2020, the Trust pays each Independent Trustee $95,000, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly. The retainer covers up to five in-person Board meetings and one telephonic Board meeting. Furthermore, each Independent Trustee receives an additional $5,000 for each additional in-person Board meeting and $2,500 for each additional telephonic Board meeting. Mr. Garbin receives an additional $10,000 and each Committee Chairman receives an additional $5,000. No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended December 31, 2019. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name of Trustee	Aggregate Compensation from Trust(1)	Total Compensation From Trust and Fund Complex Paid to Trustees
Mark Garbin	$105,000	$105,000
Mitchell E. Appel	100,000	100,000
Joseph E. Breslin	100,000	100,000
April Galda	—	—
Robert M. Arena	—	—

(1)  Trustees’ fees are allocated ratably to each Portfolio in the Trust.

Trustees’ Ownership of Shares in the Portfolios

As of December 31, 2019, no Trustee beneficially owned any securities of the Portfolios.

Officers of the Trust

Name and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years
Deborah Schunder (1967)	Vice President since 2014	Vice President, Investment Product Management, Forethought Life Insurance Company and Vice President, Global Atlantic Investment Advisors, LLC (since 2013).
Trent M. Statczar (1971)	Treasurer and Principal Financial Officer since 2019	Senior Director, Foreside Management Services, LLC (since 2008).
Sarah M. Patterson (1976)(1)	Secretary/Chief Legal Officer since 2013	Managing Director, Associate General Counsel and Assistant Secretary, Global Atlantic Financial Group Limited (since 2014) and Forethought Financial Group, Inc. (since 2013); Secretary, Global Atlantic Investment Advisors, LLC (since 2016); Assistant Secretary, Global Atlantic Distributors, LLC (since 2016).

Name and Year of Birth	Position/ Term of Office	Principal Occupation During the Past Five Years
David Capalbo (1968)	Chief Compliance Officer since 2018	Chief Compliance Officer of Forethought Variable Insurance Trust (since 2018); Chief Compliance Officer of Global Atlantic Investment Advisors LLC (since 2018); Assistant Vice President and Senior Compliance Officer of Global Atlantic Financial Group (since 2016); and Senior Director of Asset Management Compliance of Columbia Threadneedle Investments (2006–2016).
Elizabeth Constant (1976)	Assistant Secretary since 2017	Assistant Vice President, Legal Counsel of Global Atlantic Financial Group (since 2016); Associate Counsel, Global Atlantic Financial Group (2014–2016).

(1)	Ms. Patterson holds comparable positions with FLIC, CWA, and certain other companies affiliated with the Adviser.

Independent Registered Public Accountant

At a meeting of the Audit Committee held on February 10, 2020, the Audit Committee selected and recommended, and at a meeting of the Board held on February 11, 2020, the Board, including a majority of the Independent Trustees, approved, the selection of RSM US LLP (“RSM”), located at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202, to act as independent registered public accountants for the Trust on behalf of the Portfolios. Representatives of RSM are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by RSM for the audit of the Trust’s annual financial statements or services that are normally provided by RSM in connection with statutory and regulatory filings or engagements for those fiscal years are:

2018	2019
$401,500	$381,250

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by RSM that are reasonably related to the performance of the audit of the Trust’s financial statements (but are not reported in the table above) are:

2018	2019
None	None

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by RSM for tax compliance, tax advice, and tax planning are:

2018	2019
$75,000	$75,900

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by RSM, other than the services reported in the tables above are:

2018	2019
$15,000	$28,800

“All Other Fees” represent fees billed in connection with review of annual registration statement filings for 2018 and 2019 as well as a fee for review of service provider conversion activities in 2019.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by RSM for services rendered to the Trust, and rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust for the fiscal year ended December 31, 2019 were $104,700 and $0, respectively, and for the fiscal year ended December 31, 2018, were $90,000 and $0, respectively.

The Trust’s Audit Committee and Board has considered whether the provision of non-audit services that were rendered to the Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Audit Committee Pre-Approval Policies

The Trust’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Trust. The Trust’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Adviser, or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Trust. Services are reviewed on an engagement by engagement basis by the Audit Committee.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Portfolios’ two most recent fiscal years on behalf of (i) the Portfolios’ service providers that relate directly to the operations and financial reporting of the Portfolios, or (ii) the Portfolios themselves.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE TRUSTEE NOMINEE.

GENERAL INFORMATION ABOUT THIS PROXY

Share Ownership

At the close of business on September 23, 2020 (“Record Date”), each Portfolio had shares issued and outstanding as shown below:

Name of Portfolio	Shares Outstanding on Record Date
Global Atlantic BlackRock Allocation Portfolio	[ ]
Global Atlantic BlackRock Disciplined Core Portfolio	[ ]
Global Atlantic BlackRock Disciplined Growth Portfolio	[ ]
Global Atlantic BlackRock Disciplined International Core Portfolio	[ ]
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	[ ]
Global Atlantic BlackRock Disciplined Small Cap Portfolio	[ ]
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	[ ]
Global Atlantic BlackRock Disciplined Value Portfolio	[ ]
Global Atlantic BlackRock High Yield Portfolio	[ ]
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	[ ]
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	[ ]
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	[ ]
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	[ ]

The Portfolios are investment options for Contract Owners. CWA is the record owner of the shares of the Portfolios underlying the Contracts, but is soliciting voting instructions from Contract Owners having contract value invested in the Portfolios (a beneficial interest) through CWA as of the Record Date.

Because the Portfolios are investment options for variable annuity and variable life insurance contracts (Variable Contracts) offered by CWA, CWA could be deemed to control the voting securities of the Portfolios. As of the Record Date, CWA was the principal shareholder of the shares of each Portfolio.

Portfolio, Shareholder Name and Address	Class I Shares	Class II Shares	Percentage of Portfolio
Global Atlantic BlackRock Allocation Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock Disciplined Core Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock Disciplined Growth Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	None*	100%	100%

Portfolio, Shareholder Name and Address	Class I Shares	Class II Shares	Percentage of Portfolio
Global Atlantic BlackRock Disciplined International Core Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock Disciplined Small Cap Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock Disciplined U.S. Core Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock Disciplined Value Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic BlackRock High Yield Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic Goldman Sachs Core Fixed Income Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	None*	100%
Global Atlantic Goldman Sachs Global Equity Insights Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%

Portfolio, Shareholder Name and Address	Class I Shares	Class II Shares	Percentage of Portfolio
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio Commonwealth Annuity and Life Insurance Company One Security Benefit Place Topeka, Kansas 66636	100%	100%	100%

*	As of the Record Date, no shareholder owned Class I Shares of Global Atlantic BlackRock Disciplined Growth Portfolio, Class II Shares of Global Atlantic Goldman Sachs Core Fixed Income Portfolio or Class III Shares of the Portfolios.

Solicitation of Proxies

In addition to the solicitation of voting instruction forms and proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust also may engage a third-party vendor to solicit proxies from Contract Owners or shareholders. Computershare, Inc. (operating through its Computershare Fund Services division) (“Computershare”) has been retained to assist with voting instruction solicitation and tabulation activities. All expenses incurred in connection with the preparation of this Proxy Statement and the solicitation of instructions will be paid by the Adviser and/or its affiliates. Computershare will be paid approximately $[     ] by the Adviser and/or its affiliates for its assistance with voting instruction solicitation activities.

Voting Information

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board. At the Special Meeting, CWA will vote each Portfolio’s shares in accordance with the instructions received from Contract Owners whose contract values were invested, as of the Record Date, in one or more of the Portfolios. The number of votes which a Contract Owner may cast when instructing CWA how to vote is determined by applying the Contract Owner’s percentage beneficial interest in a Portfolio to the total number of votes attributable to the Portfolio. Holders of shares of the Portfolios as of the Record Date are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

Contract Owners may vote by mail, telephone, Internet or during the Special Meeting’s live webcast. Voting instructions must be received by [9:30 a.m.], Eastern Time on November 23, 2020. If you vote by mail, the voting instruction proxy card must be received at the address shown on the enclosed postage paid envelope.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the address of the Trust provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Special Meeting.

Quorum

For each Portfolio, acting separately, except where a larger quorum is required by law, by the By-Laws or by the Declaration of Trust; the presence, in person or by proxy, of thirty-three and one third percent (33 1/3%) of the holders of shares of the Portfolio entitled to vote on a Proposal on the Record Date constitutes a quorum for the transaction of business at the Special Meeting. For purposes of establishing whether a quorum is present, all shares present (either present during the Special Meeting or represented by proxy) and entitled to vote, shall be counted, including abstentions and broker non-votes. Quorum may be satisfied through echo voting, which is described below in the “Vote Required” section. Because CWA is the legal owners of the shares entitled to vote at the Special Meeting, the quorum requirement is expected to be satisfied for each Portfolio.

Vote Required.

For each Portfolio, acting separately, the approvals of the New Agreements and reliance on the Manager of Managers Order will require, if a quorum is present at the Special Meeting, the lesser of (a) 67% or more of the voting securities of a Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Portfolio. The election of the Trustee Nominee requires a plurality of votes cast at the Special Meeting if a quorum is present.

CWA will vote the shares of a Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Contracts. CWA is required to vote shares attributable to the Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received (i.e., echo voting). As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Portfolio alone would not be sufficient to approve a Proposal. Shares of a Portfolio held by CWA for its own account shall be voted in the same proportion as the voting instructions timely provided by Contract Owners in the aggregate.

As of the Record Date the Portfolios had the below number of Contract Owners:

Portfolio	Number of Contract Owners as of the Record Date
Global Atlantic BlackRock Allocation Portfolio	[ ]
Global Atlantic BlackRock Disciplined Core Portfolio	[ ]
Global Atlantic BlackRock Disciplined Growth Portfolio	[ ]
Global Atlantic BlackRock Disciplined International Core Portfolio	[ ]
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	[ ]
Global Atlantic BlackRock Disciplined Small Cap Portfolio	[ ]
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	[ ]
Global Atlantic BlackRock Disciplined Value Portfolio	[ ]
Global Atlantic BlackRock High Yield Portfolio	[ ]
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	[ ]
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	[ ]
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	[ ]
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	[ ]

Abstentions, if any, will be counted as present for purposes of establishing a quorum, but will not be counted as votes cast for or against the New Agreements or reliance on the Manager of Managers Order. Accordingly, abstentions will have the same effect as an instruction to vote “AGAINST” such Proposals. Abstentions and broker non-votes, if any, will have no effect on the Trustee election (other than for quorum purposes), for which the required vote is a plurality of the votes cast.

Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. CWA, as the shareholder of record of all of the Portfolios’ shares, is expected to vote shares attributable to Contracts as to which no voting instructions are received in the same proportion (for, against or abstain) as those for which timely instructions are received by CWA, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by CWA just as any other shares for which CWA does not receive voting instructions.

If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the Proposals. If any of the Proposals are not approved by shareholders, the Board will consider such actions as it deems necessary or appropriate in the best interest of the respective Fund’s shareholders, and the Interim Agreements will take effect (as discussed above).

Adjournment

For each Portfolio, acting separately, at any shareholders’ meeting, whether or not a quorum is present, the person presiding at the Special Meeting may adjourn the meeting with respect to one or more Proposals to a designated time and place without further notice, unless a new record date of the adjourned meeting is fixed or the adjournment is for more than sixty (60) days, in which case the Board will set a new record date. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. Abstentions will have no effect on any proposal to adjourn the Special Meeting. The persons named as proxies for CWA will vote upon such adjournment after consideration of the best interests of all shareholders.

Other Matters to Come Before the Special Meeting

To the knowledge of the Board, there is no other business to be brought before the Special Meeting. However, if other matters do properly come before the Special Meeting, CWA intends to vote each Portfolio’s shares in accordance with its best judgment in the interest of the Portfolios.

Contract Owner and Shareholder Proposals

The Trust is organized as a Delaware statutory trust. As such, the Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and by-laws.

Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in a proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Special Meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under applicable law.

Communications to the Board

Shareholders/Contract Owners who wish to communicate to the full Board or to any individual Trustee may address correspondence to Trustee Name, c/o Global Atlantic Investment Advisors, LLC, 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the applicable Portfolio has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-877-355-1820. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Annual and Semi-Annual Reports

The Trust’s most recent annual report for the fiscal year ended December 31, 2019, and the Trust’s semi-annual report for the fiscal period ended June 30, 2020, are available free of charge. You may obtain free copies of the Portfolios’ documents at http://connect.rightprospectus.com/globalatlanticportfolios. You can also obtain these documents at no cost by calling 1-877-355-1820 or by sending an email request to GlobalAtlanticPortfolios@gafg.com.

PLEASE:

➣	PROMPTLY EXECUTE AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

OR
➣	VOTE TELEPHONICALLY BY CALLING [1-866-298-8476].

OR
➣	VOTE ON THE INTERNET BY LOGGING ONTO [www.proxy-direct.com] AND FOLLOWING THE ONLINE INSTRUCTIONS.

VOTING INSTRUCTIONS MUST BE RECEIVED BY [9:30 a.m.], EASTERN TIME ON NOVEMBER 23, 2020. VOTES CAST BY MAIL NEED TO BE RECEIVED AT THE ADDRESS SHOWN ON THE ENCLOSED POSTAGE PAID ENVELOPE.

OR
➣	VOTE DURING THE SPECIAL MEETING’S LIVE WEBCAST ON NOVEMBER 23, 2020 AT [9:30 a.m.] EASTERN TIME BY VISITING [WEBSITE] AND USING THE CONTROL NUMBER ASSIGNED BY COMPUTERSHARE.

EXHIBIT A

FORM OF

INVESTMENT ADVISORY AGREEMENT

By and between

Forethought Variable Insurance Trust

and

Global Atlantic Investment Advisors, LLC

THIS AGREEMENT dated this ___ day of ____, ____ between Forethought Variable Insurance Trust, a Delaware statutory trust (the "Trust"), and Global Atlantic Investment Advisors, LLC, an Indiana limited liability company (the "Advisor").

W I T N E S S E T H

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the "Registration Statement") for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"),

WHEREAS, the parties hereto deem it mutually advantageous that the Advisor should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the investment series of the Trust identified on Exhibit A to this Agreement, as may be amended from time to time (each a "Fund”, collectively as the “Funds”).

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Advisor do hereby agree as follows:

1.        (a)       The Advisor will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Fund, consistent with the investment objective and policies of the Fund. The Advisor will determine from time to time what securities or instruments shall be purchased for the Fund, what securities or instruments shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Advisor will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b)       The Advisor will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports about the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Fund shall at the time have any investment in such industries, businesses, corporations or securities. The Advisor will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or entities.

A-1

(c)      The Advisor will maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Advisor will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request. The Advisor will coordinate with the Trust’s administrator and other service providers with respect to the administration of the affairs of the Trust and the Fund, including financial administrative services, compliance services and legal and regulatory services.

2.          (a)    Except as otherwise provided herein, the Advisor, at its own expense, shall furnish to the Trust office space in the offices of the Advisor or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's investments, and shall arrange, if desired by the Trust, for members of the Advisor's organization to serve as officers or agents of the Trust.

(b)     The Advisor shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Advisor and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Advisor or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust and the Fund.

(c)     The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Advisor, or its affiliates, office space and facilities and personnel compensation, including a portion of the Chief Compliance Officer’s compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, administrator, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory agencies; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) if applicable, any distribution fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Advisor or the Trust (other than as Trustees); (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

(d)     In addition to the expenses described in Section 2(c) above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust or the Fund in connection with securities transactions to which the Trust is a party.

3.         (a)     The Trust shall pay to the Advisor, as compensation for the Advisor's services and expenses assumed hereunder, a fee with respect to the Fund calculated as a percentage of the

A-2

Fund's average daily net assets as set forth in Exhibit A hereto. Management fees payable hereunder shall be computed daily and paid monthly in arrears.

In the event of termination of this Agreement, the Management Fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

(b)       If the operating expenses of the Fund in any year exceed the limits set by state securities laws or regulations in states in which shares of the Fund are sold, the amount payable to the Advisor with respect to the Fund under subsection (a) above will be reduced (but not below $0), and the Advisor shall make other arrangements concerning expenses but, in each instance, only as and to the extent required by such laws or regulations. If amounts have already been advanced to the Advisor under this Agreement, the Advisor will return such amounts to the Fund to the extent required by the preceding sentence.

(c)       In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

4.       It is understood that the Advisor may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Fund by entering into a written agreement with each such Subadviser; provided, that any such Subadviser and agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Advisor or any such Subadviser, at a meeting of Trustees called for the purpose of voting on such approval and, except as may be otherwise permitted by then current law or an exemptive order issued by the Securities and Exchange Commission, by the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. The authority given to the Advisor in Sections 1 through 6 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Advisor. In the event the Advisor employs one or more Subadvisers, the Advisor shall oversee and continually evaluate performance of any such Subadviser and shall make such recommendations to the Trust's Trustees from time to time concerning the continuation, termination or modification of any such arrangements as the Advisor deems appropriate. Notwithstanding the foregoing, the Trust agrees that the Advisor shall not be accountable to the Trust or the Fund for any loss or liability relating to specific investments directed solely by any Subadviser.

5.       The Advisor will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Advisor, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Advisor against any liability to the Trust or the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        (a)      Nothing in this Agreement will in any way limit or restrict the Advisor or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their

A-3

own accounts or other accounts. The Advisor may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Advisor to or with the Trust or deemed to violate or give rise to any duty or obligation of the Advisor to the Trust except as otherwise imposed by law. The Trust recognizes that the Advisor, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

(b)      In connection with purchases or sales of securities for the account of the Fund, neither the Advisor nor any of its Trustees, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Advisor shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Advisor. In the selection of such brokers or dealers and the placing of such orders, the Advisor is directed at all times to seek for the Fund the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its or its affiliates' services to other clients.

(c)       On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as another fund or other clients, the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other funds or other clients.

7.       This Agreement shall remain in force for two (2) years from the date of execution and from year to year thereafter through December 31 of each calendar year , but only so long as its continuance is approved annually by a vote of the Trustees of the Trust, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, at a meeting of Trustees called for the purpose of voting on such approval or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, subject to the right of the Trust and the Advisor to terminate this contract as provided in Section 8 hereof.

8.       Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of its outstanding voting securities" (as defined in the 1940 Act) and the giving of 60 days' written notice to the other party.

9.       This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

A-4

10.      The Trust agrees that in the event that neither the Advisor nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust and the Fund will be changed to one that does not contain the name "Global Atlantic," or otherwise suggest an affiliation with the Advisor.

11.      The Advisor is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Advisor gives any advice to its clients concerning the shares of the Fund, the Advisor will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any series thereof.

12.      This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

13.      This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of Indiana.

14.      Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

15.      The parties to this Agreement acknowledge and agree that all liabilities arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities.

16.      The sole parties to this Agreement are the Trust and the Advisor and the Trust is the sole beneficiary of the Advisor’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record holder or beneficial holder of shares of beneficial interest of the Trust and/or a Fund, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

17.      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.      References to the requirements of the 1940 Act herein should be interpreted as now in effect or as hereafter amended and subject to such orders or no-action letters as may be granted by the Commission or its staff.

A-5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

FORETHOUGHT VARIABLE INVESTMENT TRUST
on behalf of each Fund

By:
Robert Arena
President

GLOBAL ATLANTIC INVESTMENT ADVISORS, LLC

By:
Eric Todd
President

A-6

Exhibit A

Fees

Global Atlantic BlackRock Allocation Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.22%
Next $1 billion	0.21%
Over $2 billion	0.20%

Global Atlantic BlackRock Disciplined Core Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.39%
Next $1 billion	0.37%
Over $2 billion	0.35%

Global Atlantic BlackRock Disciplined Growth Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.45%
Next $1 billion	0.43%
Over $2 billion	0.41%

Global Atlantic BlackRock Disciplined International Core Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.60%
Next $1 billion	0.58%
Over $2 billion	0.56%

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.55%
Next $1 billion	0.53%
Over $2 billion	0.51%

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.54%
Next $1 billion	0.52%
Over $2 billion	0.50%

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.39%
Next $1 billion	0.37%
Over $2 billion	0.35%

Global Atlantic BlackRock Disciplined Value Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.45%
Next $1 billion	0.43%
Over $2 billion	0.41%

Global Atlantic BlackRock High Yield Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $1 billion	0.50%
Next $1 billion	0.48%
Over $2 billion	0.46%

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.34%
Next $250 million	0.32%
Over $500 million	0.26%

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.63%
Next $250 million	0.61%
Next $500 million	0.58%
Over $1 billion	0.55%

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.37%
Next $250 million	0.35%
Next $500 million	0.34%
Over $1 billion	0.32%

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Management Fee as a percentage
Asset Level	of average daily net assets

First $250 million	0.55%
Next $250 million	0.53%
Next $500 million	0.51%
Over $1 billion	0.48%

EXHIBIT B

FORM OF

INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER

AGREEMENT made as of the __ day of ____, ___ by and among Global Atlantic Investment Advisors, LLC, an Indiana limited liability company (the "Investment Adviser"), Forethought Variable Insurance Trust, a Delaware statutory trust (the "Trust"), on behalf of its series, listed in Schedule A, as may be amended from time to time, (the “Funds”), and BlackRock Investment Management, LLC (the “Sub-adviser"), a Delaware limited liability company located at 1 University Square Drive, Princeton, New Jersey 08540

WHEREAS, the Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund is a series of the Trust;

WHEREAS, the Investment Adviser and the Sub-adviser are investment advisers registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, pursuant to the provisions of the Investment Advisory Agreement dated [ ],between the Investment Adviser and the Trust, on behalf of the Funds, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Sub-adviser to act as a sub-investment adviser of each of the Funds and to provide certain other services, as more fully set forth below, and the Sub-adviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Sub-adviser agree as follows:

1.       Investment Advisory and Management Services. The Investment Adviser hereby appoints the Sub-adviser to serve as a subadviser to the Funds or, where the Funds have multiple subadvisers (as determined by the Investment Adviser from time to time), a discrete portion of the Funds and the Sub-adviser hereby accepts such appointment. References to “Funds” herein include a discrete portion of the Funds, as applicable. Subject to the supervision of the Investment Adviser, Sub-adviser will regularly provide the Funds with investment advice and investment management services concerning the investments of the Funds. The Sub-adviser will determine what securities or instruments shall be purchased, held or sold by the Funds and what portion of each Fund’s assets shall be held uninvested in cash and cash equivalents, subject always to the provisions of the Trust’s Declaration of Trust and By-laws and the 1940 Act, and to the investment objectives, policies and restrictions applicable to the Funds (including, without limitation, Sections 817(h) and 851(b)(3) of the Internal Revenue Code of 1986, as amended based solely on information provided by the fund’s administrator, custodian or other service providers) (the "Code"), as each of the same shall be from time to time in effect or set forth in the Funds’ Prospectus and Statement of Additional Information, as well as any other investment guidelines or policies the Trust’s Board of Trustees (the “Board” or “Trustees”) or the Investment Adviser may from time to time establish and deliver in writing to the

Sub-adviser prior to the effective date thereof. The Investment Adviser acknowledges that the Sub-adviser is not the tax agent for the Funds. The Investment Adviser agrees and acknowledges that the Sub-adviser may from time to time, subject to the approval of the Adviser and the Board, to the extent permitted by applicable law, appoint one or more sub-sub-advisers, including, without limitation, affiliates of the Sub-adviser, to perform investment advisory services with respect to the Funds; provided, however, that the compensation of such person or persons shall be paid by the Sub-adviser and that the Sub-adviser shall be fully responsible to the Trust for the acts and omissions of any sub-sub-adviser as it is for its own acts and omissions. The Sub-adviser may, as permitted by rule, regulation or position of the staff of the Securities and Exchange Commission, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Sub-Adviser remains solely responsible for the provision of services under this Agreement.

The Sub-adviser will exercise full discretion with respect to the investment and reinvestment of the assets of the Funds, subject to the preceding paragraph, and act for the Funds in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-adviser shall, upon written instructions from the Investment Adviser, effect such portfolio transactions for the Funds as the Investment Adviser may from time to time reasonably direct. Such instructions will be given in reasonable circumstances, including, without limitation, any termination of this Agreement.

The Sub-adviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees at least quarterly on due notice to review the investments and investment program of the Funds in the light of current and prospective economic and market conditions. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Sub-adviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Sub-adviser's expense, reports on portfolio transactions and reports on issues of securities or instruments held by the Funds, all in such detail as the Trust or the Investment Adviser may reasonably request. The Sub-Adviser shall provide reasonable assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Funds in accordance with valuation procedures and methods established by the Trust provided that the Sub-adviser shall not be deemed to be the valuation agent for the Funds. In addition, the Sub-adviser will not be liable for any loss arising out of any assistance provided by the Sub-adviser to the Investment Adviser in relation to the determination of the fair value of certain investments.

In addition, the Sub-adviser will provide a quarterly certification, in the form provided by the Investment Adviser from time to time, that the Sub-adviser has managed the Funds in accordance with the provisions of this Agreement. The Sub-adviser acknowledges and agrees that the Investment Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-adviser shall also, upon the reasonable request of the Investment Adviser, provide the officers of the Funds with supporting certifications in connection with such certifications of the Funds’ financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act.

The Sub-adviser will cooperate with and provide reasonable assistance to the Investment Adviser, the Funds’ custodian and foreign custodians, transfer agent and all other agents and representatives of the Trust and the Investment Adviser, will endeavor to keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, on behalf of the Funds, and the Investment Adviser, provide responses as soon as reasonably practicable to reasonable requests made by such persons and maintain any appropriate interaction with each to promote the exchange of information.

Unless and until otherwise directed in writing by the Investment Adviser or the Trust’s officers or Board, the Sub-adviser will be responsible for voting all proxies, including taking action with respect to corporate action elections for proxies and corporate actions communicated by the Funds or its agents to the Sub-adviser, with respect to the securities held by the Funds.

The Sub-adviser shall not be responsible for filing proofs of claim or otherwise participating in class action lawsuits with respect to securities held by the Funds.

The Sub-adviser shall maintain all books and records required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act. The Sub-adviser shall permit the Investment Adviser, the Funds' officers and its independent public accountants to inspect and audit such records at reasonable times during normal business hours upon due notice.

If any occasion should arise in which the Sub-adviser gives any advice to its clients concerning the shares of the Funds, the Sub-adviser will act solely as investment counsel for such clients and not in any way on behalf of the Funds. The Sub-adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Sub-adviser may render investment advice, management and other services to others.

The Sub-adviser is prohibited from consulting with any other subadviser to the Funds or any other subadviser to any other series of the Trust concerning the Funds’ transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act.

2.       Expenses. The Sub-adviser will bear its own costs of providing services hereunder. The Sub-adviser will not be responsible for expenses of the Investment Adviser or the Funds, including, but not limited to, the following: the Funds' legal, auditing and accounting expenses; expenses of maintenance of the Funds' books and records other than those required to be maintained by the Sub-adviser, including computation of the Funds' daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Funds; fees of the Funds’ custodian, transfer agent, registrar or other agents; expenses of preparing the Funds' share certificates; expenses relating to the redemption or repurchase of the Funds’ shares; expenses of registering and qualifying Funds shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Funds investors; cost of Funds stationery; costs of Trustee, shareholder and other meetings of the Trust or Funds; traveling expenses of officers, trustees and employees of the Trust or Funds; fees of the Trust's trustees and salaries of any officers or employees of the Trust or Funds; and each Fund's pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Funds and their officers and trustees.

3.       Compensation of Sub-adviser. As compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Sub-adviser an annual fee, computed daily and paid quarterly in arrears, which varies in accordance with the net asset value of the Funds. The annual subadvisory fee, listed in Schedule B, is expressed as a percent of the average daily net assets of the Funds.

For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Sub-adviser's fee shall be payable solely by the Investment Adviser. The Funds shall have no responsibility for such fee.

For purposes hereof, the value of net assets of the Funds shall be computed in the manner specified in the Funds’ Prospectus and Statement of Additional Information for the computation of the value of the net assets of the Funds in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Funds’ Prospectus, the net asset value for purposes of calculating the subadvisory fee shall be calculated as of the date last determined.

4.       Obligations of the Investment Adviser.

a.       The Investment Adviser shall provide (or cause the Trust's custodian to provide) timely information to the Sub-adviser regarding such matters as the composition of assets in the Funds, cash requirements and cash available for investment in the Funds, and all other information as may be reasonably necessary for the Sub-adviser to perform its responsibilities hereunder.

b.       The Investment Adviser has furnished the Sub-adviser in advance of the date of this Agreement a copy of the prospectus and statement of additional information of the Funds and agrees during the continuance of this Agreement to furnish the Sub-adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Investment Adviser agrees to furnish the Sub-adviser with copies of any financial statements or reports made by the Funds to its shareholders, and any further materials or information which the Sub-adviser may reasonably request to enable it to perform its functions under this Agreement.

5.       Brokerage Transactions. Subject to the provisions of this Section 5 and the Trading Annex as agreed between the Investment Adviser and the Sub-adviser, and absent instructions to the contrary from the Investment Adviser or the Trust, the Sub-adviser will have full discretionary authority to place orders for the purchase and sale of securities and investments for the account of the Funds with such brokers, dealers or futures commission merchants as it may select. In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Funds, the Sub-adviser shall seek to obtain for the Funds the most favorable price and execution available, considering all factors the Sub-adviser deems relevant, including the receipt of research or execution services. In compliance with Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended, the Sub-adviser may cause the Fund to pay a commission for effecting a transaction for the Fund in excess of the amount another broker or dealer would have charged for effecting that transaction. This may be done where the Sub-adviser has determined in good faith that the commission is reasonable in relation to the value of the services provided by the broker-dealer to the Sub-adviser. It is understood that the services provided by such brokers may be useful to the Sub-adviser in connection with its services to other clients.

On occasions when the Sub-adviser deems the purchase or sale of a security or investment to be in the best interests of the Funds as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate or bunch the securities to be sold or purchased and/or execute single or bunched orders as “block” transactions, and where applicable, to allocate such bunched or block orders among accounts following execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner the Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients. The Investment Adviser hereby acknowledges that aggregated or “block” transactions may be subject to different trading or regulatory treatment than those applicable to “non-block” transactions.

In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Sub-adviser nor any of its affiliated persons, will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Funds, except as permitted by applicable law.

The Sub-adviser will advise the Funds’ custodian and the Investment Adviser, as applicable, as soon as reasonably practicable of each purchase and sale of a portfolio security on behalf of the Fund in such format as agreed between the Investment Adviser and Sub-adviser, specifying the name of the issuer, the description and amount or number of shares of the security to be purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

6.       Standard of Care and Liability of Sub-adviser. The Sub-adviser will not be liable for any loss sustained by reason of the adoption of any investment, including the purchase, sale, or retention of any security by the Sub-adviser, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and/or such other individual, firm, or corporation shall have been selected, in good faith; but nothing herein contained will be construed to protect the Sub-adviser against any liability to the Investment Adviser, , and the Sub-adviser shall indemnify the Investment Adviser, against all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by the Investment Adviser by reason of the Sub-adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement. The Sub-adviser shall not be held responsible or liable for any services performed (or failure to provide services) by any other sub-adviser providing services to the Investment Adviser and/or the Funds.

The Investment Adviser shall indemnify and hold harmless the Sub-adviser and its affiliated persons (the “Sub-adviser Indemnified Parties”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by the Sub-adviser Indemnified Parties to the extent resulting, in whole or in part, from (i) any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) contained in each Fund’s registration statement or other Funds disclosure documents (including marketing collateral), which statement was not provided in writing by Sub-adviser expressly for inclusion in such documents, or (ii) except to the extent of the Sub-adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

Neither the Investment Adviser nor the Sub-adviser shall be obligated to make any indemnification payment in respect of any settlement as to which it has not been notified and consented, such consent not to be unreasonably withheld.

This Section 6 shall survive the termination of this Agreement.

7.       Term and Termination. This Agreement shall remain in force for two (2) years from the date of execution and from year to year thereafter through December 31 of each calendar year, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Funds and Sub-adviser as sub-adviser of the Funds, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Sub-adviser or the Investment Adviser of the Funds, cast at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days' written notice to the Sub-adviser, be terminated at any time without the payment of any penalty, (a) by the Funds, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, or (b) by the Investment Adviser. This Agreement may, upon 60 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Sub-adviser. This Agreement shall automatically terminate in the event of its assignment or in the event that the Investment Adviser’s investment advisory agreement with the Funds is terminated.

8.       Interpretation of Terms; Captions. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (including specifically the definitions of "interested person," "affiliated person," "assignment," "control" and "vote of a majority of the outstanding voting securities"), shall be applied, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

9.       Registration Statement Information Concerning Sub-adviser. The Sub-adviser agrees to review each Fund’s Prospectus and Statement of Additional Information at the request of the Investment Adviser in connection with the Trust’s annual update to its Registration Statement on Form N-1A, or at such other times the Investment Adviser may reasonably request to ensure that the description of the Sub-adviser and the investment policies and strategies followed by the Sub-adviser in managing the Funds are accurate in all material respects.

10.     Other Representations and Agreements.

(i)       Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

(ii)      Each of the Sub-adviser and the Investment Adviser represents and warrants that it is an investment adviser duly registered with the Securities and Exchange Commission under the Advisers Act and a duly registered investment adviser in all jurisdictions in which it is required to be so registered, and will continue to be so registered for so long as this Agreement remains in effect.

(iii)     The Sub-adviser represents that it has adopted and implemented and shall maintain written policies and procedures with respect to its services pursuant to this Agreement that are reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and the Advisers Act and the rules thereunder as required by Rule 206(4)-7 under the Advisers Act.

(iv)     The Sub-adviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Trust. The Sub-adviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information, whether concerning the Funds or otherwise, by the Sub-adviser and its employees.

(v)     The Sub-adviser agrees to maintain for the term of this Agreement a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to the Investment Adviser and the Board.

(vi)     The Sub-adviser agrees to notify as soon as reasonably practicable the Investment Adviser and the Trust in writing (subject to applicable law, attorney-client privilege and confidentiality restrictions, solely as it relates to the services provided hereunder with respect to the Fund) of the occurrence of any event which would have a material impact on the performance of its duties under this Agreement, including but not limited to: (a) the occurrence of any event that would disqualify the Sub-adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (b) any material change to the Sub-adviser’s business activities that would have a material impact on the performance of its duties under this Agreement; (c) any event that would constitute a change of control of the Sub-adviser; (d)  any change in the portfolio manager or portfolio management team; (f) the existence of any pending or audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to the Sub-adviser’s services to the Funds; and (g) any material violation of the Sub-adviser’s code of ethics.

(viii)   Each of the parties to this Agreement agrees to cooperate with each other party to the extent permitted by applicable laws, regulations or orders in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.     Confidentiality. The Investment Adviser and Sub-adviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law, in which case the disclosing party will inform the non-disclosing party of such request and/or requirement as soon as practicable.

12.     Use of Name. Neither the Funds nor the Investment Adviser may use the Sub-adviser’s name in advertising, promotional or other material related to the Funds without prior review and written approval by the Sub-adviser, which approval may not be unreasonably withheld. Upon termination of this Agreement, the Fund and the Investment Adviser shall forthwith cease to use such names.

13.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, except to the extent in conflict with U.S. federal law, in which event U.S. federal law will control.

14.     Entire Agreement; Amendments. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

15.     Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16.     Independent Contractor. In the performance of the Sub-adviser's duties hereunder, the Sub-adviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds or the Investment Adviser in any way or otherwise be deemed to be an agent of the Trust, the Funds or the Investment Adviser.

17.     No Third-Party Beneficiaries. The sole parties to this Agreement are the Investment Adviser, the Trust and the Sub-adviser and the Investment Adviser and the Trust are the sole beneficiaries of the Sub-adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record owner or beneficial owner of the shares of the Trust and/or a Fund, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

18.     Notices. Any notice under this Agreement shall be delivered or mailed to the addresses set forth below, or such other address as any party may specify in writing to the others:

If to the Trust or Funds:

Forethought Variable Insurance Trust

10 West Market Street, Suite 2300

Indianapolis, IN 46204

Attn: General Counsel

If to the Investment Adviser:

Forethought Investment Advisors, LLC

10 West Market Street, Suite 2300

Indianapolis, IN 46204

Attn: President

If to the Sub-adviser:

BlackRock Investment Management LLC

1 University Square Drive

Princeton, New Jersey 08540

Attention: Rachel Ricci, email:blk-sa-serviceteam@blackrock.com.

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed.

19.       Limitation of Liability. It is understood and expressly stipulated that neither the holders of shares of the Funds nor the Trustees shall be personally liable hereunder. All persons dealing with the Funds must look solely to the property of the Funds for the enforcement of any claims against the Funds.

20.       Execution in Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.       1940 Act References. References to the requirements of the 1940 Act herein should be interpreted as now in effect or as hereafter amended and subject to such orders or no-action letters as may be granted by the Securities and Commission or its staff.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Forethought Variable Insurance Trust

By:
Its:

Global Atlantic Investment Advisors, LLC

By:
Its:

BlackRock Investment Management, LLC

By:
Its:

SCHEDULE A

List of Portfolios

Forethought Variable Insurance Trust On Behalf of:

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock High Yield Portfolio

SCHEDULE B

Fees paid to the Sub-Adviser

The annual subadvisory fee is expressed as a percent of the average daily net asset of each Portfolio as follows:

Global Atlantic BlackRock Allocation Portfolio

Asset Level	Fee Rate
First $1 billion	0.100%
Next $1 billion	0.090%
Amount over $2 billion	0.080%

Global Atlantic BlackRock Disciplined Core Portfolio

Asset Level	Fee Rate
First $1 billion	0.170%
Next $1 billion	0.150%
Amount over $2 billion	0.130%

Global Atlantic BlackRock Disciplined Growth Portfolio

Asset Level	Fee Rate
First $1 billion	0.150%
Next $1 billion	0.130%
Amount over $2 billion	0.110%

Global Atlantic BlackRock Disciplined International Core Portfolio

Asset Level	Fee Rate
First $1 billion	0.300%
Next $1 billion	0.280%
Amount over $2 billion	0.260%

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Asset Level	Fee Rate
First $1 billion	0.230%
Next $1 billion	0.210%
Amount over $2 billion	0.190%

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Asset Level	Fee Rate
First $1 billion	0.300%
Next $1 billion	0.280%
Amount over $2 billion	0.260%

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Asset Level	Fee Rate
First $1 billion	0.170%
Next $1 billion	0.150%
Amount over $2 billion	0.130%

Global Atlantic BlackRock Disciplined Value Portfolio

Asset Level	Fee Rate
First $1 billion	0.150%
Next $1 billion	0.130%
Amount over $2 billion	0.110%

Global Atlantic BlackRock High Yield Portfolio

Asset Level	Fee Rate
First $1 billion	0.350%
Next $1 billion	0.330%
Amount over $2 billion	0.310%

FORM OF

INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER

AGREEMENT made as of the ___ day of ______, ____, by and among Global Atlantic Investment Advisors, LLC, an Indiana limited liability company (the "Investment Adviser"), Forethought Variable Insurance Trust, a Delaware statutory trust (the "Trust"), on behalf of each series listed in Appendix A attached hereto, as may be amended from time to time, (the “Funds”), and Goldman Sachs Asset Management, L.P. (the “Subadviser").

WHEREAS, the Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, pursuant to the provisions of the Investment Advisory Agreement dated [ ] the Investment Adviser and the Trust, on behalf of each of the Funds, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Funds and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.       Investment Advisory and Management Services. The Investment Adviser hereby appoints the Subadviser to serve as a subadviser to the Funds or, where the Funds have multiple subadvisers (as determined by the Investment Adviser from time to time), a discrete portion of the Funds and the Subadviser hereby accepts such appointment. References to “Funds” herein include a discrete portion of the Funds, as applicable. Subject to the supervision of the Investment Adviser, Subadviser will regularly provide the Funds with investment advice and investment management services concerning the investments of the Funds. The Subadviser will determine what securities or instruments shall be purchased, held or sold by the Funds and what portion of a Fund's assets shall be held uninvested in cash and cash equivalents, subject always to the provisions of the 1940 Act, and to the investment objectives, policies and restrictions applicable to the Funds (including, without limitation, Sections 817(h) and 851(b)(3) of the Internal Revenue Code of 1986, as amended) (the "Code"), as each of the same shall be from time to time in effect or set forth in each Fund’s Prospectus and Statement of Additional Information, as well as any other investment guidelines or policies the Trust’s Board of Trustees (the “Board” or “Trustees”) or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser. The Subadviser may, as permitted by rule, regulation or position of the staff of the Securities and Exchange Commission, utilize the personnel of its affiliates including foreign affiliates in providing services under this Agreement, provided that Subadviser remains solely responsible for the provision of services under this Agreement.

The Subadviser will exercise full discretion with respect to the investment and reinvestment of the assets of the Funds, subject to the preceding paragraph, and act for the Funds in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. The Subadviser's authority and discretion hereunder shall include, without limitation, the power to buy, sell, retain and exchange investments and effect transactions; and other powers as the Subadviser deems appropriate in relation to investing and executing transactions for the Funds. The Adviser hereby authorizes the Subadviser to open accounts and execute documents, including trading agreements, indemnities and representation letters, in the name of, binding against and on behalf of the Funds for all purposes necessary or desirable in the Subadviser's view to effectuate the Subadviser's activities under this Agreement and transactions permitted under the investment guidelines. Notwithstanding the foregoing, the Subadviser shall, upon written instructions from the Investment Adviser, effect such portfolio transactions for the Funds as the Investment Adviser may from time to time reasonably direct, not to include security-specific transactions which might require Subadviser to deviate from the investment objectives of the Funds. Such instructions will be given in reasonable circumstances, including, without limitation, any termination of this Agreement.

The Subadviser will also make its officers and employees reasonably available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees at least quarterly on due notice to review the investments and investment program of the Funds in the light of current and prospective economic and market conditions. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities or instruments held by the Funds, all in such detail as the Trust or the Investment Adviser may reasonably request. The Sub-Adviser shall provide reasonable assistance to the Investment Adviser as to the determination of the fair value of certain investments where market quotations are not readily available for purposes of calculating net asset value of the Funds in accordance with valuation procedures and methods established by the Trust. Valuation levels for the assets listed in the Funds’ statements will reflect the Subadviser’s good faith effort to ascertain fair market levels (including accrued income, if any) for the securities and other assets in the Funds based on pricing and valuation information believed by the Subadviser to be reliable for round lot sizes.  Notwithstanding the foregoing, the Investment Adviser acknowledges and agrees that (i) the Subadviser shall not be deemed to be the pricing or valuation agent for the Funds, (ii) the Subadviser is not obligated to provide pricing information to satisfy any regulatory requirements to which the Funds may be subject (e.g., FAS 157); (iii) none of the information which the Subadviser provides the Investment Adviser hereunder shall be deemed to be the official books and records of a Fund for tax, accounting or any other purpose.

In addition, the Subadviser will provide a quarterly compliance certification, in such form as the Investment Adviser and the Subadviser may mutually agree from time to time. The Subadviser acknowledges and agrees that the Investment Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Subadviser shall also, upon the reasonable request of the Investment Adviser, provide the officers of the Fund with supporting certifications in such form as the Investment Adviser and the Subadviser may mutually agree from time to time, in connection with such certifications of each Fund’s schedule of investments pursuant to the Sarbanes-Oxley Act.

The Subadviser will cooperate with and provide reasonable assistance to the Investment Adviser, the Funds’ custodian and foreign custodians, transfer agent and all other agents and representatives of the Trust and the Investment Adviser, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust, on behalf of the Funds, and the Investment Adviser, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interaction with each to promote the exchange of information.

Unless and until otherwise directed in writing by the Investment Adviser or the Trust’s officers or Board, the Subadviser will be responsible for voting all proxies, including taking action with respect to corporate action elections for proxies and corporate actions communicated by the Funds or its agents to the Subadviser, with respect to the securities held by the Funds.

The Subadviser shall not be responsible for filing proofs of claim or otherwise participating in class action lawsuits with respect to securities held by the Funds.

The Subadviser shall maintain all books and records required by Rule 31a-1 under the 1940 Act relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed by Rule 31a-2 under the 1940 Act. The Subadviser shall permit the Investment Adviser, the Funds’ officers and its independent public accountants to inspect and audit such records at reasonable times during normal business hours upon due notice.

If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Funds, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Funds. The Subadviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

The Subadviser is prohibited from consulting with any other subadviser to the Funds or any other subadviser to any other series of the Trust concerning each Fund’s transactions in securities or other assets, except for the purpose of complying with the conditions of Rules 10f-3, 12d3-1(a) and (b) and 17a-10 under the 1940 Act.

2.       Expenses. The Subadviser will bear its own costs of providing services hereunder. The Subadviser will not be responsible for expenses of the Investment Adviser or a Fund, including, but not limited to, the following: each Fund's legal, auditing and accounting expenses; expenses of maintenance of the Funds’ books and records other than those required to be maintained by the Subadviser, including computation of each Fund's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Funds; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of each Fund’s securities and other investments and any losses in connection therewith; fees of the Funds’ custodian, transfer agent, registrar, independent pricing vendors or other agents; expenses of preparing each Fund's share certificates; expenses relating to the redemption or repurchase of the Funds’ shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, proxy statements, notices and dividends to Fund investors; cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Funds; traveling expenses of officers, trustees and employees of the Trust or Funds; fees of the Trust's trustees and salaries of any officers or employees of the Trust or Funds;

extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims, and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and the Funds’ pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Funds and their officers and trustees.

3.        Compensation of Subadviser. As compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, computed daily and paid in USD quarterly in arrears, which varies in accordance with the net asset value of the Funds. Fee will be calculated by the Investment Adviser and the Subadviser will not be required to send an invoice to the client. The Subadviser shall be compensation in accordance with the terms set forth on Appendix B attached hereto, as may be amended from time to time.

For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Subadviser's fee shall be payable solely by the Investment Adviser. The Funds shall have no responsibility for such fee.

For purposes hereof, the value of net assets of a Fund shall be computed in the manner specified in the Fund’s Prospectus and Statement of Additional Information for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in a Fund’s Prospectus, the net asset value for purposes of calculating the subadvisory fee shall be calculated as of the date last determined.

4.         Obligations of the Investment Adviser.

a.       The Investment Adviser shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Funds, cash requirements and cash available for investment in the Funds, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.       The Investment Adviser has furnished the Subadviser a copy of the prospectus and statement of additional information of the Funds, as well as any other investment guidelines or policies the Board or the Investment Adviser may from time to time establish, and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Investment Adviser agrees to furnish the Subadviser with copies of any financial statements or reports made by the Funds to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

5.         Brokerage Transactions. Subject to the provisions of this Section 5 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of each Fund with such brokers, dealers or futures commission merchants as it may select. In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Funds, the Subadviser shall use commercially reasonable efforts to obtain for the Funds the most favorable price and execution available, considering all factors the Subadviser deems relevant, including, among other things, the receipt of research or execution services. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients.

On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interests of the Funds as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities or other investments so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its fiduciary obligations to the Funds and to such other clients. The Subadviser will report on such allocations at the request of the Investment Adviser, the Funds or the Trust's Board of Trustees, providing such information as the number of aggregated trades to which the Funds were a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Subadviser nor any of its affiliated persons, will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Funds, except as permitted by applicable law.

The Subadviser will advise the Funds’ custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the security name, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. The Sub-Adviser has been granted full power and authority to enter into contracts and to open accounts and execute documents as agent on the Investment Adviser’s and Funds’ behalf (including, without limitation trading documentation and related ancillary documents such as representation letters, “give-up” agreements for futures contract, etc.) and to give instructions for settlement for the same

6.        Standard of Care and Liability of Subadviser. The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment, including the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and/or such other individual, firm, or corporation shall have been selected, with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Funds or their shareholders, and the Subadviser shall indemnify the Investment Adviser, its affiliated persons and the Funds (the “Adviser Indemnified Persons”) against all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by any Adviser Indemnified Person by reason of the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

The Investment Adviser shall indemnify and hold harmless the Subadviser and its affiliated persons (the “Subadviser Indemnified Parties”) to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and attorneys fees incurred by the

Subadviser Indemnified Parties to the extent resulting, in whole or in part, from (i) any untrue statement of a material fact (or any omission of a material fact required to be stated necessary to make such disclosure not misleading) contained in each Fund’s registration statement or other Fund disclosure documents (including marketing collateral), which statement was not provided by Subadviser expressly for inclusion in such documents, or (ii) the Investment Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

Neither the Investment Adviser nor the Subadviser shall be obligated to make any indemnification payment in respect of any settlement as to which it has not been notified and consented, such consent not to be unreasonably withheld. No party shall be liable to another party for consequential damages under this Agreement.

This Section 6 shall survive the termination of this Agreement.

7.        Term and Termination. This Agreement shall remain in force for two (2) years from the date of execution and from year to year thereafter through December 31 of each calendar year, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Funds and Sub-adviser as sub-adviser of the Funds, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Sub-adviser or the Investment Adviser of the Funds, cast ~~in person~~ at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with 1940 Act requirements. This Agreement may, upon 60 days' written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Funds, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, or (b) by the Investment Adviser. This Agreement may, upon 120 days’ written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event that the Investment Adviser’s investment advisory agreement with the Funds is terminated.

8.        Interpretation of Terms; Captions. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (including specifically the definitions of "interested person," "affiliated person," "assignment," "control" and "vote of a majority of the outstanding voting securities"), shall be applied, subject to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

9.        Registration Statement Information Concerning Subadviser. The Subadviser agrees to review the relevant portion(s) of each Fund’s Prospectus and Statement of Additional Information at the request of the Investment Adviser in connection with the Trust’s annual update to its Registration Statement on Form N-1A, or at such other times the Investment Adviser may reasonably request to ensure that the description of the Subadviser and the investment policies and strategies followed by the Subadviser in managing the Funds are accurate in all material respects.

10.      Other Representations and Agreements.

(i)        Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action.

(ii)       Each of the Subadviser and the Investment Adviser represents and warrants that it is an investment adviser duly registered with the Securities and Exchange Commission under the Advisers Act and a duly registered investment adviser in all jurisdictions in which it is required to be so registered, and will continue to be so registered for so long as this Agreement remains in effect.

(iii)      The Subadviser represents that it has adopted and implemented and shall maintain written policies and procedures with respect to its services pursuant to this Agreement that are reasonably designed to prevent violation of the Federal Securities Laws (as defined in Rule 38a-1 under the 1940 Act) and the Advisers Act and the rules thereunder as required by Rule 206(4)-7 under the Advisers Act.

(iv)      The Subadviser represents that it has adopted a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, which it has provided to the Trust. The Subadviser represents that it has policies and procedures regarding the detection and prevention and the misuse of material, nonpublic information, whether concerning the Funds or otherwise, by the Subadviser and its employees.

(v)       The Subadviser agrees to maintain for the term of this Agreement and provide evidence thereof to the Funds or the Investment Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to the Investment Adviser and the Board.

(vi)      The Subadviser agrees to notify promptly the Investment Adviser and the Trust in writing of the occurrence of any event which is reasonably likely to have a material adverse impact on the performance of its duties under this Agreement, including but not limited to: (a) the occurrence of any event that could disqualify the Subadviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (b) any event that would constitute a change of control of the Subadviser; (c)  any change in the portfolio manager or portfolio management team; (d) the existence of any pending or threatened audit, investigation, examination, or complaint (other than routine audits or regulatory examinations or inspections) relating to the Subadviser’s services to the Funds; and (e) any material violation of the Subadviser’s code of ethics.

(viii)     Each of the parties to this Agreement agrees to cooperate reasonably with each other party to the extent permitted by applicable laws, regulations or orders in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.        Confidentiality. The Investment Adviser and Subadviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the Trust has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law, in which case the disclosing party will inform the non-disclosing party of such request and/or requirement as soon as practicable.

12.        Use of Name. It is understood that the name “Goldman Sachs” or “Goldman Sachs Asset Management, L.P.,” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Subadviser or its affiliates (collectively, the

“Goldman Sachs Asset Management, L.P. Marks”) are the valuable property of the Subadviser and its affiliates and that the Trust and/or the Funds have the right to use such Goldman Sachs Asset Management, L.P. Marks in the names of the Funds and in offering materials of the Trust only with the approval of the Subadviser and only for so long as the Subadviser is a sub-adviser to the Trust and/or the Fund. In the event that the Subadviser is no longer the Subadviser to the Trust and/or the Funds, or upon the termination of the Investment Advisory Agreement between the Trust and the Investment Adviser without its replacement with another agreement, or the earlier request of the Subadviser, the Investment Adviser shall, as soon as is reasonably possible, discontinue all use of the Goldman Sachs Asset Management, L.P. Marks.

13.        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, except to the extent in conflict with U.S. federal law, in which event U.S. federal law will control.

14.      Entire Agreement; Amendments. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

15.      Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

16.      Independent Contractor. In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, a Fund or the Investment Adviser in any way or otherwise be deemed to be an agent of the Trust, a Fund or the Investment Adviser.

17.      No Third-Party Beneficiaries. The sole parties to this Agreement are the Investment Adviser, the Trust and the Sub-adviser and the Investment Adviser and the Trust are the sole beneficiaries of the Sub-adviser’s services hereunder. The parties to this Agreement do not intend for this Agreement to benefit any third party, including without limitation a record owner or beneficial owner of the shares of the Trust and/or a Fund, that is not expressly identified as a party to this Agreement. The terms of this Agreement may be enforced solely by a party to this Agreement.

18.      Notices. Any notice under this Agreement shall be delivered or mailed to the addresses set forth below, or such other address as any party may specify in writing to the others:

If to the Trust or Funds:

Forethought Variable Insurance Trust

10 West Market Street

Suite 2300

Indianapolis, IN 46204

Attn: General Counsel

If to the Investment Adviser:

Global Atlantic Investment Advisors, LLC

10 West Market Street

Suite 2300

Indianapolis, IN 46204

Attn: President

If to the Subadviser:

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY  10282

Attn: Jason Hudes and Adam Landau

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed.

19.      Limitation of Liability. It is understood and expressly stipulated that neither the holders of shares of the Funds nor the Trustees shall be personally liable hereunder. All persons dealing with the Funds must look solely to the property of the Funds for the enforcement of any claims against the Funds.

20.      Execution in Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21.      1940 Act References. References to the requirements of the 1940 Act herein should be interpreted as now in effect or as hereafter amended and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Forethought Variable Insurance Trust

By:

Its:

Global Atlantic Investment Advisors, LLC

By:

Its:

Goldman Sachs Asset Management, L.P.

By:

Its:

Appendix A

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

Appendix B

The annual subadvisory fee is expressed as a percent of the average daily net assets of the Funds as follows:

FVIT Goldman Sachs Core Fixed Income Portfolio

ASSET LEVEL	FEE RATE
First $250 million	0.200%
Next $250 million	0.180%
Amount over $500 million	0.120%

FVIT Goldman Sachs Global Equity Insights Portfolio

ASSET LEVEL	FEE RATE
First $250 million	0.300%
Next $250 million	0.280%
Next $500 million	0.250%
Amount over $1 billion	0.220%

FVIT Goldman Sachs Large Cap Growth Insights Portfolio

ASSET LEVEL	FEE RATE
First $250 million	0.170%
Next $250 million	0.150%
Next $500 million	0.140%
Amount over $1 billion	0.120%

FVIT Goldman Sachs Mid Cap Value Insights Portfolio

ASSET LEVEL	FEE RATE
First $250 million	0.220%
Next $250 million	0.200%
Next $500 million	0.180%
Amount over $1 billion	0.150%

SCHEDULE A

Master IMA Signing Annex

To permit future transactions in securities, futures, options, forwards, swaps and other related instruments, the Sub-Adviser on behalf of the Adviser and/or the Trust will from time to time enter into standard form agreements and related documentation (collectively, “Transaction Agreements”) with counterparties (e.g., ISDA Agreements, Futures Agreements, Repurchase Agreements, etc.). When entering into such Transaction Agreements, the Sub-Adviser must make representations and warranties to counterparties on behalf of the Trust. The term “Trust,” as used in this Schedule B, shall refer to the Trust or to the specific Series of the Trust on whose behalf Sub-Adviser is acting, as the context may require.

This Master IMA Signing Annex furnishes the Sub-Adviser with such representations as it must make on behalf of the Trust when entering into such Transaction Agreements.

The Adviser for itself and on behalf of the Trust further represents and warrants to the Sub-Adviser such representations as are contained in Schedule B of this Agreement are true and accurate in every material respect (which representations will be deemed to be repeated at all times until the termination of this Agreement). The Adviser agrees confirm that the representations remain true and accurate in every material respect upon reasonable written request of the Sub-Adviser.

Certain Additional Representations of the Adviser.

(a)	Basic Representations.

(i) Status. The Trust is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

(ii) Powers. The Trust has the power to enter into Transaction Agreements and any other agreement or documentation relating thereto to which the Trust is a party and all transactions thereunder, to deliver the Transaction Agreements and to perform its obligations under the Transaction Agreements and has taken all necessary action to authorize such execution, delivery and performance;

(iii) No Violation or Conflict. Execution, delivery and performance of Transaction Agreement and any other agreement or documentation relating to all transactions in securities, futures, options, forwards, and other swaps-related instruments and obligations of any kind relating thereto authorized by the Sub-Adviser in the Investment Guidelines (collectively, “Authorized Agreement”) do not violate or conflict with any law applicable to the Adviser or the Trust, any provision of their respective constitutional documents, any order or judgment of any court or other agency of government applicable to their or any of their respective assets or any contractual restriction binding on or affecting their or any of their respective assets;

(iv) Consents. All governmental and other consents that are required to have been obtained by the Adviser and/or the Trust with respect to any Authorized Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

(v) Obligations Binding. The Trust’s obligations under any Authorized Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)	Absence of Certain Events. Adviser acknowledges for itself and on behalf of the Trust that if any of the representations contained in this Schedule B prove to be untrue, an event of default, potential event of default or termination event could arise under an Authorized Agreement and/or with respect to transactions entered into thereunder. Accordingly, Adviser, for itself and on behalf of the Trust, undertakes to notify Sub-Adviser immediately if any of these representations become untrue at any time while this Agreement is in effect.
(c)	Absence of Litigation. There is not pending against the Trust or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect (i) the legality, validity or enforceability against it of any Authorized Agreement or (ii) its ability to perform its obligations under any Authorized Agreement.
(d)	Accuracy of Specified Information. All information that is furnished in writing by or on behalf of the Trust to the Sub-Adviser in connection with an Authorized Agreement is, as of the date of the information, true, accurate and complete in every material respect.

(g)	Relationship Between Parties. The Adviser further represents on behalf of the Trust on the date on which it enters into a transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that transaction):
a.	Assets. All of the Trust’s assets are available to satisfy the obligations of it under any Authorized Agreement.
b.	Non-Reliance. The Adviser, for itself and on behalf of the Trust, is a sophisticated institutional investor and is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts the conditions and risks of each type of Transaction contemplated in Section 2(h) of this Agreement. The Trust is also a sophisticated institutional investor capable of assuming, and assumes, the financial and other risks of each type of Transaction contemplated in Section 2(h).
(h)	Collateral. The Trust represents that:
a.	it is the sole owner of the assets in its account (free and clear of any security interest, lien, encumbrance or other restriction);
b.	it has not granted any lien or security interest in such assets;
c.	such assets can be transferred freely as collateral on its behalf in connection with an Authorized Agreement to be entered into on its behalf; and
d.	it will take and/or permit the Sub-Adviser on its behalf to take any and all necessary actions in order to grant a valid, perfected security interest in such assets to a counterparty under an Authorized Agreement.

EXHIBIT C

FORETHOUGHT VARIABLE INSURANCE TRUST

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating and Governance Committee Membership

The Nominating and Governance Committee (“Committee”) of Forethought Variable Insurance Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”).

Board Nominations and Functions

1.	The Committee shall make nominations for Independent Trustee membership on the Board. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the adviser and sub-advisers of the Trust (each an “Adviser” and, collectively, the “Advisers) and other principal service providers. The Committee shall give recommendations provided by the Adviser the same consideration as any other candidate. Persons selected must not be an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the Advisers or the other principal service providers. In determining nominees’ qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board, including:

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee of the Trust;
•	the contribution which the person can make to the Board and the Trust, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and
•	the character and integrity of the person.

2.	The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

Independence of Counsel to the Independent Trustees

1.	The Committee shall consider and review, at least annually, the independence of outside counsel, if any, to the Independent Trustees of the Trust and the basis of the determination must be included in the minutes of the appropriate meeting of the Board.

Other Powers and Responsibilities

1.	The Committee shall periodically review Board governance procedures and recommend any appropriate changes to the full Board of Trustees.

2.	The Committee shall normally meet periodically and is empowered to hold special meetings as circumstances require.

3.	The Committee shall appoint one Independent Trustee to serve as Lead Independent Trustee for a term of three years. The Lead Independent Trustee shall have the responsibilities described in Appendix A to this Charter, as it may be amended from time to time.

4.	The Committee shall periodically review the compensation of the Independent Trustees and make recommendations regarding such compensation to the Board of Trustees.

5.	The Committee shall review this Charter periodically and recommend any changes to the full Board.

Approved: February 9, 2017

Amended: November 12, 2018

APPENDIX A

FORETHOUGHT VARIABLE INSURANCE TRUST

LEAD INDEPENDENT TRUSTEE ROLE

The Lead Independent Trustee shall:

•	foster communication among the Independent Trustees on a range of issues;

•	liaise with management regarding the agenda for each Board meeting and review such agenda prior to each meeting;

•	serve as chair of meetings of the Independent Trustees and coordinate any communication or follow up arising therefrom;

•	communicate any questions or issues arising between Board meetings to the other Independent Trustees and to any appropriate management personnel;

•	comment on the annual 15(c) request in advance of the meeting(s);

•	review annual Board self-assessment materials;

•	liaise with Independent Trustee counsel on various issues;

•	liaise with management regarding materials provided to the Board and other various issues; and

•	liaise with service providers on various issues.

FORM OF

FORETHOUGHT VARIABLE INSURANCE TRUST (“FVIT”)

VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 23, 2020

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

This Voting Instruction Card is solicited by the above-named insurance company seeking voting instructions with respect to shares of Forethought Variable Insurance Trust ("FVIT"), (the “Fund(s)”) for which it is the record owner on your behalf. The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned’s beneficial interest in shares with respect to the Fund(s) be cast as directed on the reverse side at the Special Meeting of Shareholders, and at any adjournment(s) thereof, to be held virtually at 9:30 a.m., Eastern Time, on November 23, 2020, as fully as the undersigned would be entitled to vote if personally present. The undersigned, by completing this Voting Instruction Card, does hereby authorize the above-named insurance company to exercise its discretion in voting upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

The Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If this Voting Instruction Card is signed and returned and no direction is made, the votes attributable to this Voting Instruction Card will be voted FOR the proposals and in the discretion of Commonwealth Annuity and Life Insurance Company upon such other business as may properly come before the Special Meeting. Shares of the Fund(s) for which no instructions are received will be voted in the same proportion as votes for which instructions are received for the Fund(s).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

CAL_31613_092420_VI_B

FUNDS	FUNDS	FUNDS
Global Atlantic BlackRock Allocation	Global Atlantic BlackRock Disc Core	Global Atlantic BlackRock Disc Growth
Global Atlantic BlackRock Disc Intl Core	Global Atlantic BlackRock Disc Mid Cap Growth	Global Atlantic BlackRock Disc Small Cap
Global Atlantic BlackRock Disc U.S. Core	Global Atlantic BlackRock Disc Value	Global Atlantic BlackRock High Yield
Global Atlantic Goldman Sachs Core Fixed Income	Global Atlantic Goldman Sachs Global Equity	Global Atlantic Goldman Sachs Large Cap Growth
Global Atlantic Goldman Sachs Mid Cap Value

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals	The Board of Forethought Variable Insurance Trust unanimously recommends a vote “FOR” for the proposals.

1.	To consider and vote on a new investment advisory agreement between the Trust on behalf of each Portfolio and Global Atlantic Investment Advisers, LLC (the “Adviser”), each Portfolio’s current investment adviser.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Global Atlantic BlackRock Allocation	☐	☐	☐	02	Global Atlantic BlackRock Disc Core	☐	☐	☐
03	Global Atlantic BlackRock Disc Growth	☐	☐	☐	04	Global Atlantic BlackRock Disc Intl Core	☐	☐	☐
05	Global Atlantic BlackRock Disc Mid Cap Growth	☐	☐	☐	06	Global Atlantic BlackRock Disc Small Cap	☐	☐	☐
07	Global Atlantic BlackRock Disc U.S. Core	☐	☐	☐	08	Global Atlantic BlackRock Disc Value	☐	☐	☐
09	Global Atlantic BlackRock High Yield	☐	☐	☐	10	Global Atlantic Goldman Sachs Core Fixed Income	☐	☐	☐
11	Global Atlantic Goldman Sachs Global Equity	☐	☐	☐	12	Global Atlantic Goldman Sachs Large Cap Growth	☐	☐	☐
13	Global Atlantic Goldman Sachs Mid Cap Value	☐	☐	☐

2.	To consider and vote on a new investment sub-advisory agreement between the Adviser, BlackRock Investment Management, LLC (“BlackRock”) and the Trust on behalf of each of the Global Atlantic BlackRock Allocation Portfolio, Global Atlantic BlackRock Disciplined Core Portfolio, Global Atlantic BlackRock Disciplined Growth Portfolio, Global Atlantic BlackRock Disciplined International Core Portfolio, Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio, Global Atlantic BlackRock Disciplined Small Cap Portfolio, Global Atlantic BlackRock Disciplined U.S. Core Portfolio, Global Atlantic BlackRock Disciplined Value Portfolio, and Global Atlantic BlackRock High Yield Portfolio.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Global Atlantic BlackRock Allocation	☐	☐	☐	02	Global Atlantic BlackRock Disc Core	☐	☐	☐
03	Global Atlantic BlackRock Disc Growth	☐	☐	☐	04	Global Atlantic BlackRock Disc Intl Core	☐	☐	☐
05	Global Atlantic BlackRock Disc Mid Cap Growth	☐	☐	☐	06	Global Atlantic BlackRock Disc Small Cap	☐	☐	☐
07	Global Atlantic BlackRock Disc U.S. Core	☐	☐	☐	08	Global Atlantic BlackRock Disc Value	☐	☐	☐
09	Global Atlantic BlackRock High Yield	☐	☐	☐

3.	To consider and vote on a new investment sub-advisory agreement between the Adviser, Goldman Sachs Asset Management, L.P. (“GSAM”) and the Trust on behalf of each of the Global Atlantic Goldman Sachs Core Fixed Income Portfolio, Global Atlantic Goldman Sachs Global Equity Insights Portfolio, Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio, and Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Global Atlantic Goldman Sachs Core Fixed Income	☐	☐	☐	02	Global Atlantic Goldman Sachs Global Equity	☐	☐	☐
03	Global Atlantic Goldman Sachs Large Cap Growth	☐	☐	☐	04	Global Atlantic Goldman Sachs Mid Cap Value	☐	☐	☐

4.	To approve the Portfolios’ reliance on a “manager of managers” order whereby the Board and the Adviser would be authorized to enter into and materially amend sub-advisory agreements with unaffiliated and wholly-owned sub-advisers without contract owner approval, subject to certain conditions.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Global Atlantic BlackRock Allocation	☐	☐	☐	02	Global Atlantic BlackRock Disc Core	☐	☐	☐
03	Global Atlantic BlackRock Disc Growth	☐	☐	☐	04	Global Atlantic BlackRock Disc Intl Core	☐	☐	☐
05	Global Atlantic BlackRock Disc Mid Cap Growth	☐	☐	☐	06	Global Atlantic BlackRock Disc Small Cap	☐	☐	☐
07	Global Atlantic BlackRock Disc U.S. Core	☐	☐	☐	08	Global Atlantic BlackRock Disc Value	☐	☐	☐
09	Global Atlantic BlackRock High Yield	☐	☐	☐	10	Global Atlantic Goldman Sachs Core Fixed Income	☐	☐	☐
11	Global Atlantic Goldman Sachs Global Equity	☐	☐	☐	12	Global Atlantic Goldman Sachs Large Cap Growth	☐	☐	☐
13	Global Atlantic Goldman Sachs Mid Cap Value	☐	☐	☐

5.	To elect a Trustee to the Trust:

	FOR	WITHHOLD
01. April Galda	☐	☐

6.	To transact such other business as may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on November 23, 2020.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/gaf-31613

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

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